Exhibit 10.34

NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted shares of Common Stock of the Company (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”), the Novellus Systems, Inc. 2011 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Award Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Date of Award

Total Number of Shares of Common Stock Awarded (the “Shares”)

Aggregate Fair Market Value of the Shares	$

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will “vest” in accordance with the following schedule:

[INSERT VESTING SCHEDULE]

In the event of the Grantee’s Retirement (as defined in this Notice), an additional portion of the Shares equal to the number of Shares that would have vested in each twelve-month period following such Retirement had the Grantee’s Continuous Service continued throughout such period(s) (such number to be determined in accordance with the vesting schedule set forth above and without taking into account any acceleration of vesting set forth herein) will accelerate and vest for every five (5) full years of the Grantee’s Eligible Service (also as defined herein) immediately prior to the effective date of such Retirement; provided, however, that in no event shall more than 100% of the Shares become vested. For example, if the Grantee’s period of Eligible Service immediately prior to such Retirement were twelve (12) years, then the number of Shares that otherwise would have vested in the twenty-four (24) months following such Retirement (without taking into account any acceleration of vesting) would vest immediately prior to the effective date of such Retirement, provided that no more than 100% of the Shares could become vested. For purposes of this Notice, “Eligible Service” means the aggregate

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period of the Grantee’s provision of services (i) to the Company or a Related Entity as an Employee and (ii) to any entity acquired by the Company or a Related Entity as an employee, calculated from the “seniority date” recognized by the Company. For purposes of this Notice, “Retirement” means the Grantee’s termination of Continuous Service if, as of the effective date of such termination, the sum of the Grantee’s (i) age in years and (ii) years of Eligible Service is equal to or greater than seventy (70).

During any authorized leave of absence, the vesting of the Shares as provided in this Vesting Schedule shall be determined in accordance with the Company’s leave of absence policy, as it may be amended from time to time.

In the event a Corporate Transaction occurs and, on the date of or within twelve (12) months after the Corporate Transaction, the Grantee’s Continuous Service is involuntarily terminated by the Company other than for Cause or voluntarily terminated by the Grantee for Good Reason, one hundred percent (100%) of the Shares shall become vested immediately prior to such termination of Continuous Service.

For purposes of this Notice and the Agreement:

“Cause” means with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) conviction for, or guilty plea to, a felony.

“Good Reason” means the Grantee’s voluntary termination of Continuous Service within ninety (90) days following the end of the Cure Period (as defined below) as a result of a material diminution of the Grantee’s authority, duties, or responsibilities, relative to the Grantee’s authority, duties, or responsibilities in effect immediately prior to such reduction, without the Grantee’s written consent; provided, however, that the Grantee must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition and such condition must not have been remedied by the Company within thirty (30) days (the “Cure Period”) of such written notice.

In the event the Grantee’s Continuous Service terminates due to death or Disability, up to one hundred percent (100%) of the total number of Shares awarded will accelerate and vest immediately prior to such termination of Continuous Service. For example, if the Grantee was granted 1000 Shares, and as of immediately prior to the Grantee’s termination, the Award was vested as to 250 Shares and unvested as to 750 Shares, the number of Shares that would accelerate in connection with the Grantee’s termination due to death or Disability would be 750 Shares.

Notwithstanding any other provision of this Notice or the Agreement, if a termination of the Grantee’s Continuous Service would constitute both a termination due to Retirement and a termination due to death or Disability, then for purposes of accelerated vesting of the Shares, the

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Grantee’s service shall be deemed to have terminated for the reason that provides the greatest acceleration of vesting.

In the event of the Grantee’s change in status from Employee to Consultant or Director or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Shares shall continue in accordance with the Vesting Schedule set forth above (other than with respect to “Eligible Service”) and the terms of this Notice, the Agreement and the Plan, unless affirmatively determined otherwise by the Administrator.

At the time of the termination of the Grantee’s Continuous Service, the Board of Directors may, in the exercise of its sole discretion, accelerate the vesting of all or some portion of the remaining unvested Shares as the Board of Directors determines is appropriate taking into account the circumstances of such termination.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to forfeiture to the Company. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share.

Except as set forth above, vesting shall cease upon the date of termination of the Grantee’s Continuous Service for any reason, excluding death, Disability or Retirement. Except as set forth above, in the event the Grantee’s Continuous Service is terminated for any reason, excluding death, Disability or Retirement, any Restricted Shares held by the Grantee immediately following such termination of Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Restricted Shares and shall have all rights and interest in or related thereto without further action by the Grantee. In the event the Grantee terminates Continuous Service due to death or Disability, any Restricted Shares held by the Grantee immediately following such termination of Continuous Service after taking into account the vesting acceleration set forth above shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Restricted Shares and shall have all rights and interest in or related thereto without further action by the Grantee. If the Grantee’s Continuous Service terminates as a result of the Grantee’s Retirement (as defined in this Notice), the number of Shares that would have vested in each twelve-month period following such Retirement had the Grantee’s Continuous Service continued throughout such period(s) (without taking into account any acceleration of vesting set forth herein) shall vest for every five (5) full years of the Grantee’s Eligible Service immediately prior to such termination of Continuous Service, and any remaining Restricted Shares held by the Grantee immediately following such termination of Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Restricted Shares and shall have all rights and interest in or related thereto without further action by the Grantee. The foregoing forfeiture provisions set forth in this Notice as to Restricted Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of any transaction described in Section 10 of the Plan and such stock or property shall be deemed

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Additional Securities (as defined in the Agreement) for purposes of the Agreement, but only to the extent the Shares are at the time covered by such forfeiture provisions.

By the Grantee’s electronic acceptance of this Award and by the acceptance of the Company’s representative below, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Novellus Systems, Inc., a California corporation

By:
Title:
Date:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

IN THE EVENT OF THE TERMINATION OF THE GRANTEE’S CONTINUOUS SERVICE FOR ANY REASON, THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE COMPANY SHALL NOT BE LIABLE TO THE GRANTEE FOR THE LOSS OF ANY EXISTING OR POTENTIAL GAIN FROM THIS AWARD OR ANY OTHER AWARD GRANTED UNDER THE PLAN OR OTHERWISE. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT GRANTEE SHALL HAVE NO RIGHT OR CLAIM TO ANY AWARDS UNDER THE PLAN EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR OTHER AGREEMENT WITH THE COMPANY. THERE IS NO OBLIGATION ON THE PART OF THE COMPANY OR ANY RELATED ENTITY FOR UNIFORMITY OF TREATMENT OF THE GRANTEE WITH OTHER PARTICIPANTS IN THE PLAN OR WITH OTHER EMPLOYEES OF THE COMPANY OR ANY RELATED ENTITY.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable federal securities laws that could subject the

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Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable federal securities laws.

The Grantee understands that the Award is subject to the Grantee’s consent to access, and acknowledgement of having accessed, the Plan prospectus in connection with the Form S-8 registration statement for the Plan, any updates thereto, the Plan, the Agreement and this Notice (collectively, the “Plan Documents”) in electronic form through the Fidelity web page at the following address: netbenefits.fidelity.com or such other address as is provided by notification from time to time. By accepting the grant of the Award, the Grantee hereby: (i) consents to access electronic copies (instead of receiving paper copies) of the Plan Documents via the Fidelity web page or such other web page as is provided by notification from time to time, (ii) represents that the Grantee has access to the internet generally; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents and the Company’s most recent annual report to shareholders; and (iv) represents that the Grantee is familiar with the terms and provisions of the Plan Documents and accepts the Award subject to all of the terms and provisions of the Plan Documents.

The Grantee may receive, without charge, upon written or oral request, paper copies of any or all of the Plan Documents, documents incorporated by reference in the Form S-8 registration statement for the Plan, and the Company’s most recent annual report to shareholders by requesting them from Stock Administration at Novellus Systems, Incorporated, 4000 North First Street, San Jose, CA 95134, Attn. Stock Administration M/S 90-2B. Telephone (408) 943-9700, email: stock.administration@novellus.com.

The Grantee has reviewed this Notice, the Plan, and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Agreement shall be resolved by the Administrator in accordance with Section 12 of the Agreement. The Grantee further agrees to the venue selection in accordance with Section 13 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

1. Issuance of Shares. Novellus Systems, Inc., a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”), subject to the Notice, this Restricted Stock Award Agreement (the “Agreement”) and the terms and provisions of the Company’s 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares issued hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

2. Transfer Restrictions. The Shares issued to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 2 will be null and void and will be disregarded.

3. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement and the payment of withholding taxes (if any) pursuant to Section 5 of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of the Restricted Shares, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 5 below.

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4. Distributions. The Company shall disburse to the Grantee all regular cash dividends with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

5. Withholding of Taxes.

(a) General. The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares subject to the Award. The Company and its Related Entities do not commit and are under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b) Payment of Withholding Taxes. Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i) By Share Withholding. To the extent the vesting of any Shares occurs during a “blackout period” of the Company wherein certain Employees are precluded from selling Shares and unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee authorizes the Company to withhold from those Shares issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii) By Sale of Shares. Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a whole number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to

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pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

(iii) By Check, Wire Transfer or Other Means. At any time not less than five (5) business days before any Tax Withholding Obligation arises (e.g., a vesting date), the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation by delivering to the Company an amount that the Company determines is sufficient to satisfy the Tax Withholding Obligation by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Administrator.

Notwithstanding the foregoing, the Company or a Related Entity also may satisfy any Tax Withholding Obligation by offsetting any amounts (including, but not limited to, salary, bonus and severance payments) payable to the Grantee by the Company and/or a Related Entity. Furthermore, in the event of any determination that the Company has failed to withhold a sum sufficient to pay all withholding taxes due in connection with the Award, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company at that time.

6. Additional Securities. Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

7. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

8. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote

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or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE NAMED SHAREHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

10. Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Construction. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

12. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

13. Venue. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 13

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shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

14. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement by and among, as applicable, the Grantee’s employer, the Company, and any Related Entity for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company or any Related Entity may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security/insurance number or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all awards or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Grantee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Grantee’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s local human resources representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the Units may be deposited. The Grantee understands that Data will be held pursuant to this Section 14 only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s local human resources representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Grantee’s local human resources representative.

15. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

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EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please print out and sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers unto                     ,                  (            ) shares of the Common Stock of Novellus Systems, Inc., a California Company (the “Company”), standing in his name on the books of, the Company represented by Certificate No.                           herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

By

Award Number

Grantee’s Name and Address

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name:

You (the “Grantee”) have been granted shares of Common Stock of the Company (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”), the Novellus Systems, Inc. 2011 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Award Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Date of Award

Total Number of Shares of

Common Stock Awarded

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will “vest” in accordance with the following schedule:

Shares will vest 100% on May 8, 2012.

In the event a Corporate Transaction occurs and, on the date of or within twelve (12) months after the Corporate Transaction, the Grantee’s Continuous Service is involuntarily terminated by the Company other than for Cause or voluntarily terminated by the Grantee for Good Reason, one hundred percent (100%) of the Shares shall become vested immediately prior to such termination of Continuous Service.

For purposes of this Notice and the Agreement:

“Cause” means with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance

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of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) conviction for, or guilty plea to, a felony.

“Good Reason” means the Grantee’s voluntary termination of Continuous Service within ninety (90) days following the end of the Cure Period (as defined below) as a result of a material diminution of the Grantee’s authority, duties, or responsibilities, relative to the Grantee’s authority, duties, or responsibilities in effect immediately prior to such reduction, without the Grantee’s written consent; provided, however, that the Grantee must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition and such condition must not have been remedied by the Company within thirty (30) days (the “Cure Period”) of such written notice.

In the event the Grantee’s Continuous Service terminates due to death or Disability, up to one hundred percent (100%) of the total number of Shares awarded will accelerate and vest immediately prior to such termination of Continuous Service. For example, if the Grantee was granted 1000 Shares, and as of immediately prior to the Grantee’s termination, the Award was vested as to 250 Shares and unvested as to 750 Shares, the number of Shares that would accelerate in connection with the Grantee’s termination due to death or Disability would be 750 Shares.

At the time of the termination of the Grantee’s Continuous Service, the Board of Directors may, in the exercise of its sole discretion, accelerate the vesting of all or some portion of the remaining unvested Shares as the Board of Directors determines is appropriate taking into account the circumstances of such termination.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to forfeiture to the Company. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share.

Except as set forth above, vesting shall cease upon the date of termination of the Grantee’s Continuous Service for any reason, excluding death or Disability. Except as set forth above, in the event the Grantee’s Continuous Service is terminated for any reason, excluding death or Disability, any Restricted Shares held by the Grantee immediately following such termination of Continuous Service shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Restricted Shares and shall have all rights and interest in or related thereto without further action by the Grantee. In the event the Grantee terminates Continuous Service due to death or Disability, any Restricted Shares held by the Grantee immediately following such termination of Continuous Service after taking into account the vesting acceleration set forth above shall be deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of the Restricted Shares and shall have all rights and interest in or related thereto without further action by the Grantee. The foregoing forfeiture provisions set forth in this Notice as to Restricted Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of any transaction described in Section 10 of the Plan and such stock or property shall be deemed Additional Securities (as

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defined in the Agreement) for purposes of the Agreement, but only to the extent the Shares are at the time covered by such forfeiture provisions.

By the Grantee’s electronic acceptance of this Award and by the acceptance of the Company’s representative below, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Novellus Systems, Inc., a California corporation

By:	John Hertz
Title:	Vice President and Chief Financial Officer

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE.

The Grantee understands that the Award is subject to the Grantee’s consent to access, and acknowledgement of having accessed, the Plan prospectus in connection with the Form S-8 registration statement for the Plan, any updates thereto, the Plan, the Agreement and this Notice (collectively, the “Plan Documents”) in electronic form through the Fidelity web page at the following address: netbenefits.fidelity.com or such other address as is provided by notification from time to time. By accepting the grant of the Award, the Grantee hereby: (i) consents to access electronic copies (instead of receiving paper copies) of the Plan Documents via the Fidelity web page or such other web page as is provided by notification from time to time, (ii) represents that the Grantee has access to the internet generally; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents and the Company’s most recent annual report to shareholders; and (iv) represents that the Grantee is familiar with the terms and provisions of the Plan Documents and accepts the Award subject to all of the terms and provisions of the Plan Documents.

The Grantee may receive, without charge, upon written or oral request, paper copies of any or all of the Plan Documents, documents incorporated by reference in the Form S-8 registration statement for the Plan, and the Company’s most recent annual report to shareholders by requesting them from Stock Administration at Novellus Systems, Incorporated, 4000 North First Street, San Jose, CA 95134, Attn. Stock Administration M/S 90-2B. Telephone (408) 943-9700, email: stock.administration@novellus.com.

The Grantee has reviewed this Notice, the Plan, and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Agreement shall be resolved by the Administrator in accordance with Section 12 of the

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Agreement. The Grantee further agrees to the venue selection in accordance with Section 13 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

1. Issuance of Shares. Novellus Systems, Inc., a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”), subject to the Notice, this Restricted Stock Award Agreement (the “Agreement”) and the terms and provisions of the Company’s 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares issued hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

2. Transfer Restrictions. The Shares issued to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 2 will be null and void and will be disregarded.

3. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement and the payment of withholding taxes (if any) pursuant to Section 5 of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of the Restricted Shares, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 5 below.

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4. Distributions. The Company shall disburse to the Grantee all regular cash dividends with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

5. Withholding of Taxes.

(a) General. The Grantee is ultimately liable and responsible for all taxes owed by the Grantee in connection with the Award, regardless of any action the Company or any Related Entity takes with respect to any tax withholding obligations that arise in connection with the Award. Neither the Company nor any Related Entity makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of the Award or the subsequent sale of Shares subject to the Award. The Company and its Related Entities do not commit and are under no obligation to structure the Award to reduce or eliminate the Grantee’s tax liability.

(b) Payment of Withholding Taxes. Prior to any event in connection with the Award (e.g., vesting) that the Company determines may result in any tax withholding obligation, whether United States federal, state, local or non-U.S., including any employment tax obligation (the “Tax Withholding Obligation”), the Grantee must arrange for the satisfaction of the minimum amount of such Tax Withholding Obligation in a manner acceptable to the Company.

(i) By Share Withholding. To the extent the vesting of any Shares occurs during a “blackout period” of the Company wherein certain Employees are precluded from selling Shares and unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee authorizes the Company to withhold from those Shares issuable to the Grantee the whole number of Shares sufficient to satisfy the minimum applicable Tax Withholding Obligation. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the withholding of Shares described above.

(ii) By Sale of Shares. Unless the Grantee determines to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on the Grantee’s behalf a whole number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the minimum applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s minimum Tax Withholding Obligation, the Company agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s minimum Tax Withholding Obligation. Accordingly, the Grantee agrees to

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pay to the Company or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above.

(iii) By Check, Wire Transfer or Other Means. At any time not less than five (5) business days before any Tax Withholding Obligation arises (e.g., a vesting date), the Grantee may elect to satisfy the Grantee’s Tax Withholding Obligation by delivering to the Company an amount that the Company determines is sufficient to satisfy the Tax Withholding Obligation by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Administrator.

6. Additional Securities. Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

7. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

8. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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9. Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE NAMED SHAREHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

10. Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Construction. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

12. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

13. Venue. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

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14. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

END OF AGREEMENT

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EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please print out and sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                      hereby sells, assigns and transfers unto                     ,                      (            ) shares of the Common Stock of Novellus Systems, Inc., a California Company (the “Company”), standing in his name on the books of, the Company represented by Certificate No.                           herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

By

Grantee’s Name

NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

FOR GRANTEES OUTSIDE THE EUROPEAN UNION

Grantee’s Name

You (the “Grantee”) have been granted an option (the “Option”) to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Novellus Systems, Inc. 2011 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Date of Grant

Exercise Price per Share

Total Number of Shares Subject

to the Option (the “Shares”)

Type of Option:

Expiration Date:

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

These options will vest 25% per year over a four (4) year period.

Notwithstanding the foregoing, in the event of the Grantee’s Retirement (as defined in this Notice), an additional portion of the Shares subject to the Option equal to the number of Shares that would have vested in each twelve-month period following such Retirement had the Grantee’s Continuous Service continued throughout such period(s) (such number to be determined in accordance with the vesting schedule set forth above and without taking into account any acceleration of vesting set forth herein) shall vest for every five (5) full years of the Grantee’s Eligible Service (also as defined herein) immediately prior to the effective date of such Retirement; provided, however, that in no event shall more than 100% of the Shares subject to the Option become vested. For example, if the Grantee’s period of Eligible Service immediately prior to such Retirement were twelve (12) years, then the number of Shares subject to the Option that otherwise would have vested in the twenty-four (24) months following such Retirement (without taking into account any acceleration of vesting) would vest immediately prior to the effective date of such Retirement, provided that no more than 100% of the Shares subject to the

Option could become vested. For purposes of this Notice, “Eligible Service” means the aggregate period of the Grantee’s provision of services (i) to the Company or a Related Entity as an Employee providing Continuous Service and (ii) to any entity acquired by the Company or a Related Entity as an employee, calculated from the “seniority date” recognized by the Company. For purposes of this Notice, “Retirement” means the Grantee’s termination of Continuous Service if, as of the effective date of such termination, the sum of the Grantee’s (i) age in years and (ii) years of Eligible Service is equal to or greater than seventy (70).

In the event the Grantee’s Continuous Service terminates due to death or Disability, up to one hundred percent (100%) of the total number of Shares subject to the Option will accelerate and vest immediately prior to such termination of Continuous Service. For example, if the Grantee was granted an option to purchase 1000 Shares, and as of immediately prior to the Grantee’s termination, the option was vested as to 250 Shares and unvested as to 750 Shares, the number of Shares that would accelerate in connection with the Grantee’s termination due to death or Disability would be 750 Shares.

In the event a Corporate Transaction occurs and, on the date of or within twelve (12) months after the Corporate Transaction, the Grantee’s Continuous Service is involuntarily terminated by the Company, its successor or a Related Entity other than for Cause or voluntarily terminated by the Grantee for Good Reason, one hundred percent (100%) of the Shares subject to the Option shall become vested and exercisable immediately prior to such termination of Continuous Service.

For purposes of this Notice and the Agreement:

“Cause” means with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) conviction for, or guilty plea to, a felony.

“Good Reason” means the Grantee’s voluntary termination of Continuous Service within ninety (90) days following the end of the Cure Period (as defined below) as a result of a material diminution of the Grantee’s authority, duties, or responsibilities, relative to the Grantee’s authority, duties, or responsibilities in effect immediately prior to such reduction, without the Grantee’s written consent; provided, however, that the Grantee must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition and such condition must not have been remedied by the Company or a Related Entity within thirty (30) days (the “Cure Period”) of such written notice.

Notwithstanding any other provision of this Notice or the Option Agreement, if a termination of the Grantee’s Continuous Service would constitute both a termination due to Retirement and a termination due to death or Disability, then for purposes of accelerated vesting of the Option, the Grantee’s service shall be deemed to have terminated for the reason that provides the greatest acceleration of vesting.

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By the Grantee’s electronic acceptance of this Option and by the acceptance of the Company’s representative below, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Novellus Systems, Inc., a California corporation

By:	John Hertz
Title:	Vice President and Chief Financial Officer

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER), EXCEPT AS OTHERWISE STATED IN THE OPTION AGREEMENT. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, IN THE OPTION AGREEMENT OR IN THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR ANY RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE, ALTHOUGH SUCH TERMINATION MAY OR MAY NOT AFFECT THE VESTING AND EXERCISABILITY OF THE OPTION. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY OR A RELATED ENTITY TO THE CONTRARY, THE GRANTEE’S EMPLOYMENT STATUS IS AT WILL. IN THE EVENT OF THE TERMINATION OF THE GRANTEE’S CONTINUOUS SERVICE FOR ANY REASON, THE COMPANY AND THE RELATED ENTITIES SHALL NOT BE LIABLE FOR THE LOSS OF EXISTING OR POTENTIAL PROFIT FROM THE OPTION OR ANY OTHER AWARD GRANTED UNDER THE PLAN OR OTHERWISE. THE GRANTEE SHALL HAVE NO CLAIM TO BE GRANTED ANY AWARD UNDER THE PLAN EXCEPT AS EXPRESSLY SET FORTH IN THIS NOTICE AND THE OPTION AGREEMENT, AND THERE IS NO OBLIGATION ON THE PART OF THE COMPANY OR ANY RELATED ENTITY FOR UNIFORMITY OF TREATMENT OF THE GRANTEE WITH OTHER EMPLOYEES OF THE COMPANY AND ANY RELATED ENTITY OR OTHER GRANTEES UNDER THE PLAN.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable U.S. federal securities laws or other Applicable Laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Common Stock. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable U.S. federal securities laws or other Applicable Laws.

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The Grantee understands that the Option is subject to the Grantee’s consent to access, and acknowledgement of having accessed, the Plan prospectus in connection with the Form S-8 registration statement for the Plan, any updates thereto, the Plan, the Option Agreement and this Notice (collectively, the “Plan Documents”) in electronic form through the Fidelity web page at the following address: netbenefits.fidelity.com or such other address as is provided by notification from time to time. By accepting the grant of the Option, the Grantee hereby: (i) consents to access electronic copies (instead of receiving paper copies) of the Plan Documents via the Fidelity web page or such other web page as is provided by notification from time to time, (ii) represents that the Grantee has access to the internet generally; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents and the Company’s most recent annual report to shareholders; and (iv) represents that the Grantee is familiar with the terms and provisions of the Plan Documents and accepts the Option subject to all of the terms and provisions of the Plan Documents.

The Grantee may receive, without charge, upon written or oral request, paper copies of any or all of the Plan Documents, documents incorporated by reference in the Form S-8 registration statement for the Plan, and the Company’s most recent annual report to shareholders by requesting them from Stock Administration at Novellus Systems, Incorporated, 4000 North First Street, San Jose, CA 95134, Attn. Stock Administration M/S HQ-2B. Telephone (408) 943-9700, email: stock.administration@novellus.com.

The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Administrator in accordance with Section 15 of the Option Agreement. The Grantee further agrees to the venue selection in accordance with Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

* * *

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

FOR GRANTEES OUTSIDE THE EUROPEAN UNION

1. Grant of Option. Novellus Systems, Inc., a California corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

For Grantees subject to U.S. federal taxation, and if designated in the Notice as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds US$100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonstatutory Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b) Vesting. THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER), EXCEPT AS OTHERWISE STATED IN THE OPTION AGREEMENT. NOTHING IN THE NOTICE, THIS OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE, ALTHOUGH SUCH TERMINATION MAY OR MAY NOT AFFECT THE

VESTING AND EXERCISABILITY OF THE OPTION. UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY OR A RELATED ENTITY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL. IN THE EVENT OF THE TERMINATION OF THE GRANTEE’S CONTINUOUS SERVICE WITH THE COMPANY OR ANY RELATED ENTITY FOR ANY REASON, THE COMPANY AND THE RELATED ENTITIES SHALL NOT BE LIABLE FOR THE LOSS OF EXISTING OR POTENTIAL PROFIT FROM THIS OPTION OR ANY OTHER OPTION GRANTED UNDER THE PLAN OR OTHERWISE. THE GRANTEE SHALL HAVE NO CLAIM TO BE GRANTED ANY OPTION UNDER THE PLAN EXCEPT AS EXPRESSLY SET FORTH IN THIS OPTION AGREEMENT, AND THERE IS NO OBLIGATION ON THE PART OF THE COMPANY OR ANY RELATED ENTITY FOR UNIFORMITY OF TREATMENT OF THE GRANTEE WITH OTHER EMPLOYEES OF THE COMPANY AND ANY RELATED ENTITY OR OTHER GRANTEES UNDER THE PLAN.

(c) Post-Termination Exercise Period. The “Post-Termination Exercise Period” shall be three (3) months from the Termination Date except in the event of death, Disability or Retirement. In such cases, the Post-Termination Exercise Period shall be extended to twelve (12) months as provided in Section 6 and Section 7 below and thirty-six (36) months as provided in Section 8 below.

(d) Leave of Absence. During any authorized leave of absence, the continued vesting of the Shares shall be determined in accordance with the Company’s leave of absence policy, as may be amended from time to time, to the extent permitted under Applicable Laws.

(e) Change in Status. In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, the Option shall continue to vest unless affirmatively determined otherwise by the Administrator. However, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option on the day three (3) months and one (1) day following such change in status.

(f) Method of Exercise. The Option shall be exercisable only by delivery of an Exercise Notice in such form as determined by the Administrator (including an Exercise Notice in electronic form) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder’s investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The Exercise Notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(c), below.

(g) Taxes.

(i) The Grantee is ultimately liable and responsible for any or all income tax, social insurance, employment tax, payroll tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) in connection with the Option and, regardless of any action the Company, the Grantee’s employer (the “Employer”) or any Related Entity takes with respect to the Tax-Related Items, the Grantee acknowledges that the ultimate liability for the Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company, the Employer or any Related Entity. The Grantee further acknowledges that:

(1) neither the Company, the Employer nor any Related Entity makes any representation or undertaking regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting, assignment, release or cancellation of the Options, the delivery of the Shares upon exercise of the Options, the subsequent sale of any Shares acquired upon exercise and the receipt of any dividends; and

(2) the Company, the Employer and/or any Related Entity do not commit and are under no obligation to structure the terms of or any aspect of the Option to reduce or eliminate the Grantee’s liability for the Tax-Related Items or achieve any particular tax result.

Further, if the Grantee has become subject to tax in more than one jurisdiction between the grant date and the date of any relevant taxable event, the Grantee acknowledges that the Company, the Employer (or former employer, as applicable) and/or any Related Entity may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(ii) Payment of Withholding Taxes. Prior to any relevant taxable or tax withholding event, as applicable, in connection with the Option (e.g., exercise) that the Company determines may result in any withholding obligation for the Tax-Related Items, the Grantee must adequately arrange for the satisfaction of all Tax-Related Items in a manner acceptable to the Administrator. In this regard, the Grantee authorizes the Company, the Employer and/or any Related Entity, or their respective agents, upon the exercise of its sole discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(1) withholding from any wages or other cash compensation paid to the Grantee by the Company, the Employer and/or any Related Entity;

(2) withholding from proceeds of the sale of Shares acquired upon exercise of the Option, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); and/or

(3) withholding in Shares to be issued upon exercise of the Option. In this regard, the Grantee acknowledges that the withheld Shares may not be sufficient to satisfy all Tax-Related Items. Accordingly, the Grantee agrees to pay to the Company, the Employer or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax-Related Items that is not satisfied by the withholding of

Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

Where necessary to avoid negative accounting treatment, the Company shall withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates.

No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable Tax-Related Items withholding obligations.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

(a) cash;

(b) check; or

(c) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

5. Termination of Continuous Service. In the event the Grantee’s Continuous Service terminates, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

6. Disability of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

7. Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

8. Retirement of Grantee. In the event the Grantee’s Continuous Service terminates as a result of his or her Retirement (as defined in the Notice), the Grantee may, but only within thirty-six (36) months from the Termination Date (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

9. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then Applicable Laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11. Nature of Grant. In accepting the Option, the Grantee acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

(c) all decisions with respect to future grants of options, if any, will be at the sole discretion of the Company;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Grantee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Grantee’s employment or service relationship (if any) at any time;

(f) the Option and any Shares acquired under the Plan are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer or any Related Entity, and which are outside the scope of the Grantee’s employment contract, if any;

(g) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(h) the Option and any Shares acquired under the Plan are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Related Entity;

(i) the grant of the Option and the Grantee’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company or any Related Entity;

(j) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(k) if the underlying Shares do not increase in value, the Option will have no value;

(l) if the Grantee exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(m) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of the Grantee’s Continuous Service by the Company, the Employer or any Related Entity (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the grant of the Option to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company, the Employer or any Related Entity, waive his or her ability, if any, to bring any such claim, and release the Company, the Employer and any Related Entity from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(n) in the event of termination of the Grantee’s Continuous Service (whether or not in breach of local labor laws), the Grantee’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that the Grantee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when the Grantee is no longer providing Continuous Service for purposes of the Option.

12. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

13. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

14. Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

15. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

16. Venue and Jurisdiction. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 9 (the “parties”) agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Option Agreement and any other Option grant materials by and among, as applicable, the Employer, the Company, and any Related Entity for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company or any Related Entity may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security/insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Related Entity, details of all Awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

The Grantee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s stock administration representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party which may assist the Company (presently or in the future) with implementing, administering and managing the Plan, including any requisite transfer of Data to a broker, escrow agent or other third party with whom any Shares acquired under the Plan may be deposited. The Grantee understands that Data will be held pursuant to this Section 17 only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s stock administration representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Grantee’s stock administration representative.

18. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

19. Language. If the Grantee has received the Option Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

20. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

21. Appendix. Notwithstanding any provisions in this Option Agreement, the Option shall be subject to any special terms and conditions set forth in any Appendix to the Option Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of the Option Agreement.

22. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

APPENDIX

TO

STOCK OPTION AWARD AGREEMENTS

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Option granted to the Grantee if the Grantee resides in one of the countries listed herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Option Agreement or the Plan.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of the Grantee’s participation in the Plan because the information may be out of date at the time the Grantee acquires Shares or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working, is considered a citizen or resident of another country for local law purposes or transfers employment and/or residency between countries after the Option is granted, the information contained herein may not be applicable in the same manner to the Grantee. In addition, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to the Grantee under such circumstances.

CHINA

Terms and Conditions

Method of Payment

The following section replaces Section 3 of the Option Agreement:

Due to exchange control laws in China, payment of the Exercise Price shall be made through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares and (ii) shall provide written directions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction. The Grantee will not be entitled to hold any Shares following the exercise. Instead, the Grantee will receive the sale proceeds less any Tax-Related Items and broker’s fees or other costs of sale. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent that regulatory requirements change, the Company reserves the right to eliminate the cashless sell-all method of exercise restriction and, in its sole discretion, to permit additional methods of paying the Exercise Price provided for in the Option Agreement and/or the Plan.

Notifications

Exchange Control Notification for Grantees who are Residents of the People’s Republic of China

The Grantee understands and agrees that, due to exchange control laws in China, the Grantee will be required to immediately repatriate to China the cash proceeds from the cashless sell-all exercise of the Option and sale of Shares. The Grantee further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company or any Related Entity, and the Grantee hereby consents and agrees that the proceeds from the cashless sell-all exercise of the Option and sale of Shares may be transferred to such special account prior to being delivered to the Grantee. However, regardless of whether the Company establishes a special account, the Grantee understands that he or she must repatriate any cash proceeds to China and may not have the funds in an off-shore account. The Grantee agrees to bear any currency fluctuation risk between the time of the sale proceeds are received and the time such proceeds are distributed through any such special exchange account. The Grantee further agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China. This repatriation requirement will not apply to non-PRC nationals.

GERMANY

Notifications

Exchange Control Notification

Cross-border payments in excess of €12,500 must be reported monthly. If the Grantee uses a German bank to effect a cross-border payment in excess of €12,500 in connection with the purchase or sale of securities or the receipt of dividends, the bank will make the report. In this case, the Grantee will not have to report the transaction. In addition, the Grantee must report any receivables or payables or debts in foreign currency exceeding an amount of approximately

€5,000,000 on a monthly basis. Finally, the Grantee must report on an annual basis, shareholdings exceeding 10% of the total voting capital of the Company.

INDIA

Terms and Conditions

Method of Payment

The following provision supplements Section 3 of the Option Agreement:

Due to exchange control laws and regulations in India, the Grantee’s exercise may not be facilitated through a “cashless sell-to-cover” exercise transaction, such that a number of the Shares specified in the Notice with a fair market value sufficient to cover the Exercise Price, Tax-Related Items and broker’s fees or commissions will be sold immediately upon exercise and any remaining Shares will be issued to the Grantee. The Grantee is not restricted from exercising the Option by any of the other means set forth in Section 3 of the Option Agreement. The Company reserves the right to provide the Grantee with additional exercise methods in the future, depending on developments in any Applicable Law.

Notifications

Exchange Control Notification

Regardless of the method by which the Grantee exercises the Option, the Grantee understands that he or she must repatriate the cash proceeds from the sale of Shares to India and convert the proceeds into local currency within 90 days of receipt. The Grantee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The Grantee should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Employer or the Company requests proof of repatriation.

IRELAND

Notifications

Director Notification Obligation

If the Grantee is a director, shadow director or secretary of an Irish Related Entity, pursuant to Section 53 of the Irish Company Act 1990, the Grantee must notify the Irish Related Entity in writing within five business days of receiving or disposing of an interest in the Company (e.g., Options, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement, or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor child whose interests will be attributed to the director, shadow director or secretary.

ISRAEL

Terms and Conditions

Exercise of Option

The following provision replaces Section 3 of the Option Agreement:

Due to tax requirements in Israel, the Grantee’s exercise must be facilitated only through a “cashless sell-all exercise” transaction by a brokerage firm acceptable to the Company, such that all Shares specified in the Notice will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Grantee in accordance with any Applicable Laws. The Grantee will not be permitted to hold any Shares after exercise. The Company reserves the right to provide the Grantee with additional exercise methods in the future, depending on developments in the Applicable Laws.

Notifications

Securities Law Notification

This offer of the Option does not constitute a public offering under the Securities Law, 1968.

ITALY

Terms and Conditions

Exercise of Option

The following provision replaces Section 3 of the Option Agreement:

Due to securities restrictions in Italy, the Grantee’s exercise must be facilitated only through a “cashless sell-all exercise” transaction by a brokerage firm acceptable to the Company, such that all Shares specified in the Notice will be sold immediately upon exercise and the proceeds of sale, less the Exercise Price, any Tax-Related Items and broker’s fees or commissions, will be remitted to the Grantee in accordance with any Applicable Laws. The Grantee will not be permitted to hold any Shares after exercise. The Company reserves the right to provide the Grantee with additional exercise methods in the future, depending on developments in the Applicable Laws.

Data Privacy Notice

The following provision replaces Section 16 or 17 (as applicable) of the Option Agreement:

The Grantee understands that the Employer, the Company and any Related Entity may hold certain personal information about the Grantee, including, without limitation, the Grantee’s name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares or directorships held in the Company or any Related Entity, details or all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”) and in compliance with Applicable Laws and regulations.

The Grantee also understands that providing the Company with Data is necessary for the performance of the Plan and that the Grantee’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Grantee’s ability to participate in the Plan. The Controller of personal data processing is Novellus Systems, Inc., with registered offices at 4000 North First Street, San Jose, CA 95134, U.S.A., and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Novellus Systems Italy SrL with registered offices at Viale Bartolomeo Colleoni, 9, Centro Dirzionale Colleoni-Palazzo Sirio, 20041 Agrate Brianza (MI), Italy.

The Grantee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan. The Grantee understands that Data also may be transferred to an independent registered public accounting firm engaged by the Company. The Grantee understands further that the Company and/or any Related Entity will transfer Data among themselves as necessary for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, and that the Company and/or any Related Entity may each further transfer Data to third parties assisting the Company in implementation, administration and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Grantee may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer Data in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that these recipients may be located in or outside of the European Economic Area, such as in the United States or elsewhere and in locations that might not provide the same level of protection as intended under Italian data privacy laws. Should the Company exercise its discretion in suspending all necessary legal obligations connection with the management and administration of the Plan, it will delete Data as soon as it has completed all necessary legal obligations connected with the management and administration of the Plan.

The Grantee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by Applicable Laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to Applicable Laws and regulations, does not require the Grantee’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan. The Grantee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has a right, without limitation, to access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Furthermore, the

Grantee is aware that Data will not be used for direct marketing purposes. In addition, Data provided can be reviewed and questions or complaints may be addressed by contacting the Grantee’s stock administration representative.

Plan Document Acknowledgment

By accepting the Option, the Grantee acknowledges that he or she has received a copy of the Plan and the Option Agreement, has reviewed these documents in their entity, and that the Grantee fully understands and accepts all provisions of the Plan and the Option Agreement. The Grantee acknowledges having read and specifically and expressly approves the following sections of the Option Agreement: Section 2(g) (“Taxes”); Section 5 (“Termination of Continuous Service”); Section 10 or 11, as applicable (“Nature of Grant”); Section 11 or 12, as applicable (“No Advice Regarding Grant”); Section 12 or 13, as applicable (“Entire Agreement: Governing Law”); Section 14 or 15, as applicable (“Administration and Interpretation”); Section 15 or 16, as applicable (“Venue and Jurisdiction”); Section 18 or 19, as applicable (“Language”); Section 19 or 20, as applicable (“Electronic Delivery”) and the above Data Privacy Notice section included in this Appendix.

Notifications

Exchange Control Information

The Grantee is required to report in his or her annual tax return: (a) any transfer of cash or Shares to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; and (b) any foreign investments or investments exceeding €10,000 held outside of Italy at the end of the calendar year if such investments (e.g., Options, cash, or Shares) may result in income taxable in Italy, which will include reporting any vested Options if their intrinsic value (i.e., the difference between the fair market value of the Shares subject to the vested Options at the end of the calendar year and the Exercise Price) combined with other foreign assets exceed €10,000, and (c) the amount of the transfers to and from abroad that have had an impact during the calendar year on the Grantee’s foreign investments or investments held outside of Italy. Under certain circumstances, the Grantee may be exempt from the requirement under (a) above if the transfer or investment is made through an authorized broker resident in Italy.

JAPAN

Notifications

There are no country-specific provisions.

KOREA

Notifications

Exchange Control Notification

To remit funds out of Korea to exercise the Option by means of a cash exercise method, the Grantee must obtain a confirmation of the remittance by a foreign exchange bank in Korea. This is an automatic procedure, i.e., the bank does not need to “approve” the remittance, and it should take no more than a single day to process. The following supporting documents evidencing the nature of the remittance must be submitted to the bank together with the confirmation application: (i) the Notice of Stock Option Award and the Agreement; (ii) the Plan; (iii) a document evidencing the type of shares to be acquired and the amount; and (iv) the Grantee’s certificate of employment. This confirmation is not necessary for cashless exercises since there is no remittance out of Korea.

Further, if the Grantee receives US$500,000 or more from the sale of Shares or the receipt of any dividends, Korean exchange control laws require that the Grantee repatriate the proceeds to Korea within eighteen (18) months of the sale/receipt.

MALAYSIA

Notifications

Director Notification Obligation

If the Grantee is a director of the Company’s Malaysian Related Entity, he or she is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Related Entity in writing when the Grantee receives or disposes of an interest (e.g., Options, Shares) in the Company or any Related Entity. Such notifications must be made within 14 days of receiving or disposing of any interest in the Company or any Related Entity.

Insider Trading Notification

The Grantee should be aware of the Malaysian insider-trading rules, which may impact the Grantee’s acquisition or disposal of the Option or Shares acquired under the Plan. Under Malaysian insider-trading rules, the Grantee is prohibited from acquiring or selling Shares or rights to Shares (e.g., Options) when in possession of information that is not generally available and that the Grantee knows or should know will have a material effect on the price of Shares once such information is generally available.

NETHERLANDS

Notifications

Securities Law Notification

The Grantee should be aware of the Dutch insider-trading rules, which may impact the sale of Shares issued upon exercise of the Option. In particular, the Grantee may be prohibited from effectuating certain transactions if he or she has inside information about the Company.

Under Article 5:56 of the Dutch Financial Supervision Act, anyone who has “insider information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of specific information concerning the issuing company to which the securities relate or the trade in securities issued by such company, which has not been made public and which, if published, would reasonably be expected to affect the share price, regardless of the development of the price. The insider could be any employee of any Related Entity in the Netherlands who has inside information as described herein.

Given the broad scope of the definition of inside information, certain employees working at a Related Entity in the Netherlands may have inside information and, thus, would be prohibited from effectuating a transaction in securities in the Netherlands at a time when the employee has such inside information.

If the Grantee is uncertain whether the insider-trading rules apply to him or her, then the Grantee should consult with his or her personal legal advisor. By accepting the Option Agreement and participating in the Plan, the Grantee acknowledges having read and understood this notification and acknowledges that it is the Grantee’s responsibility to comply with the Dutch insider trading rules.

SINGAPORE

Notifications

Securities Law Notification

The Option is granted to the Grantee pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Grantee should note that his or her Option is subject to section 257 of the SFA and the Grantee will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the Shares underlying the Option unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Cap 289, 2006 Ed.).

Director Notification Obligation

If the Grantee is a director, associate director, or shadow director of a Singaporean Related Entity, the Grantee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Related Entity in writing when the Grantee receives an interest (e.g., Options, Shares) in the Company or any Related Entity. In addition, the Grantee must notify the Singaporean Related Entity when he or she sells the Shares or shares of any other Related Entity (including when he or she sells the Shares at exercise of the Option). These notifications must be made within two (2) days of acquiring or disposing of an interest in the Company or any Related Entity. In addition, within two (2) days of becoming a director, the Grantee must notify the Singaporean Related Entity of any interest that he or she may have in the Company or any Related Entity.

SWITZERLAND

Notifications

Securities Law Notification

The grant of the Option is considered a private offering in Switzerland and is, therefore, not subject to registration in Switzerland.

TAIWAN

Notifications

Exchange Control Notification

The Grantee may remit and acquire foreign currency (including proceeds from the sale of the Shares) up to US$5,000,000 per year without justification.

If the transaction amount is TWD500,000 or more in a single transaction, the Grantee must submit a Foreign Exchange Transaction Form. If the transaction amount is US$500,000 or more in a single transaction, the Grantee must also provide supporting documentation to the satisfaction of the bank involved in the transaction.

UNITED KINGDOM

Notifications

Tax-Related Items

The following provision supplements Section 2(g) of the Option Agreement:

If payment or withholding of the Grantee’s income tax liability is not made within 90 days of the event giving rise to such income tax liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax liability will constitute a loan owed by the Grantee to the Employer, effective on the Due Date. The Grantee agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Grantee may recover it at any time thereafter by any of the means referred to in Section 2(g) of the Option Agreement. Notwithstanding the foregoing, in the event that the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended, the Grantee will not be eligible for such a loan to cover any income tax liability. In the event that the Grantee is a director or executive officer and such income tax liability is not collected from or paid by the Grantee by the Due Date, the amount of any uncollected income tax liability will constitute a benefit to the Grantee on which additional income tax and National Insurance contributions will be payable. The Grantee will be responsible for reporting and paying any income tax and national insurance contributions due on this additional benefit directly to HMRC under the self-assessment regime.

UNITED STATES

Terms and Conditions

Method of Payment

The following provision supplements Section 3 of the Option Agreement:

In addition to the methods set forth in Section 3 of the Option Agreement, payment of the Exercise Price may also be made by surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for the requisite period, if any, necessary for the Company to avoid a charge for financial accounting purposes (and not used for another option exercise by attestation during such period).

Transferability of Option

The following provision replaces the “Transferability of Option” section (Section 8 or 9, as applicable) of the Option Agreement:

The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Nonstatutory Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Nonstatutory Stock Option may be transferred during the lifetime of the Grantee by gift and pursuant to a domestic relations order to members of the Grantee’s Immediate Family to the extent and in the manner determined by the Administrator. Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option or Nonstatutory Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then Applicable Laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

FOR GRANTEES OUTSIDE THE EUROPEAN UNION

Grantee’s Name

You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Novellus Systems, Inc. 2011 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Date of Award

Total Number of Restricted Stock

Units Awarded (the “Units”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Units will “vest” in accordance with the following schedule (the “Vesting Schedule”):

Insert Performance Criteria

In the event a Corporate Transaction occurs and, on the date of or within twelve (12) months after the Corporate Transaction but prior to the end of the performance period applicable to the Award, the Grantee’s Continuous Service is involuntarily terminated by the Company, its successor or a Related Entity other than for Cause or voluntarily terminated by the Grantee for Good Reason, a pro-rated portion of the total number of Units subject to the Award will accelerate and vest as of the date the Administrator determines the actual achievement of the performance criteria set forth above. The pro-rated amount described in the preceding sentence will be determined by multiplying the total number of Units subject to the Award by a fraction the numerator of which is the number of calendar days that have elapsed during the performance period up to the date of the Grantee’s termination of Continuous Service and the denominator of which is the number of calendar days in the performance period. For this purpose, the total number of Units subject to the Award will be the number of Units in which the Grantee would have been eligible to vest based on actual achievement of the performance criteria set forth above, as determined by the Administrator. Notwithstanding the foregoing, if the Administrator is unable to determine actual achievement of the performance criteria set forth above, the total number of Units subject to the Award for purposes of determining the pro-rated amount in which the Grantee will vest will be a number of Units in which the Grantee would be eligible to vest assuming achievement at target of such performance criteria.

In the event a Corporate Transaction occurs and, on the date of or within twelve (12) months after the Corporate Transaction but following the end of the performance period applicable to the Award, the Grantee’s Continuous Service is involuntarily terminated by the Company, its successor or a Related Entity other than for Cause or voluntarily terminated by the Grantee for Good Reason, up to one hundred percent (100%) of the total number of Units subject to the Award will accelerate and vest immediately prior to such termination of Continuous Service. For this purpose, the total number of Units subject to the Award will be the number of Units in which the Grantee was eligible to vest based on actual achievement of the performance criteria set forth above, as determined by the Administrator. Notwithstanding the foregoing, if the Administrator is unable to determine actual achievement of the performance criteria set forth above, the total number of Units subject to the Award will be a number of Units in which the Grantee would be eligible to vest assuming achievement at target of such performance criteria.

For purposes of this Notice and the Agreement:

“Cause” means with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) conviction for, or guilty plea to, a felony.

“Good Reason” means the Grantee’s voluntary termination of Continuous Service within ninety (90) days following the end of the Cure Period (as defined below) as a result of a material diminution of the Grantee’s authority, duties, or responsibilities, relative to the Grantee’s authority, duties, or responsibilities in effect immediately prior to such reduction, without the Grantee’s written consent; provided, however, that the Grantee must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition and such condition must not have been remedied by the Company or a Related Entity within thirty (30) days (the “Cure Period”) of such written notice.

In the event the Grantee’s Continuous Service terminates due to death or Disability during the performance period applicable to the Award, a pro-rated portion of the total number of Units subject to the Award will accelerate and vest as of the date the Administrator determines the actual achievement of the performance criteria set forth above, with such pro-rated amount determined by multiplying the total number of Units subject to the Award based on actual achievement of such performance criteria, as determined by the Administrator, by a fraction the numerator of which is the number of calendar days that have elapsed during the performance period up to the date of the Grantee’s termination of Continuous Service and the denominator of which is the number of calendar days in the performance period. For example, if the performance period applicable to the Award is the 2011 fiscal year, the Grantee terminates 200 days into the performance period, the Grantee was granted 1000 Units and, based on the degree

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of achievement of the performance criteria, the Grantee would have been eligible to vest in 750 Units had the Grantee remained in Continuous Service, the number of Units that would accelerate in connection with the Grantee’s termination due to death or Disability would be 410 Units (750 Units multiplied by 200/365).

In the event the Grantee’s Continuous Service terminates due to death or Disability following the performance period applicable to the Award, up to one hundred percent (100%) of the total number of Units subject to the Award will accelerate and vest immediately prior to such termination of Continuous Service. For this purpose the total number of Units subject to the Award will be the number of Units in which the Grantee was eligible to vest based on actual achievement of the performance criteria as determined by the Administrator. For example, if the Grantee was granted 1000 Units, based on the degree of achievement of the performance criteria, the Grantee would have been eligible to vest in 750 Units had the Grantee remained in Continuous Service, and as of immediately prior to the Grantee’s termination, the Award was vested as to 250 Units and unvested as to 500 Units, the number of Units that would accelerate in connection with the Grantee’s termination due to death or Disability would be 500 Units.

In the event of the Grantee’s change in status from Employee to Consultant or Director, or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Units shall continue in accordance with the Vesting Schedule set forth above and terms of this Notice, the Agreement and the Plan, unless affirmatively determined otherwise by the Administrator; provided, however, that the determination of whether such change in status results in a termination of Continuous Service (resulting in forfeiture of unvested Units) will be determined in accordance with Applicable Laws, including Section 409A of the Code to the extent the Grantee is a U.S. taxpayer.

During any authorized leave of absence, the vesting of the Units as provided in this Vesting Schedule shall be determined in accordance with the Company’s leave of absence policy, as it may be amended from time to time (to the extent permitted under Section 409A of the Code), and Applicable Laws; provided, however, that if the leave of absence exceeds six (6) months, and a return to service upon expiration of such leave is not guaranteed by statute or contract, then (a) the Grantee’s Continuous Service shall be deemed to terminate on the first date following such six-month period and (b) the Grantee will forfeit the Units that are unvested on the date of the Grantee’s termination of Continuous Service. An authorized leave of absence shall include sick leave, military leave, or other bona fide leave of absence (such as temporary employment by the government), including leaves of absence protected under Applicable Laws.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company. If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason (excluding death, Disability or involuntary termination of Continuous Service other than for Cause or voluntary termination of Continuous Service for Good Reason within 12 months of a Corporate Transaction as set forth above), and any unvested Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be forfeited

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and deemed reconveyed to the Company. The Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by the Grantee. In the event the Grantee terminates Continuous Service due to death, Disability or involuntary termination of Continuous Service other than for Cause or voluntary termination of Continuous Service for Good Reason within 12 months of a Corporate Transaction as set forth above, all unvested Units, if any, remaining after taking into account the vesting acceleration set forth above shall be forfeited and deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by the Grantee.

By the Grantee’s electronic acceptance of this Award and by the acceptance of the Company’s representative below, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Novellus Systems, Inc., a California corporation

By:	John Hertz
Title:	Vice President and Chief Financial Officer

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE OR AS OTHERWISE SPECIFICALLY PROVIDED HEREIN (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER), EXCEPT AS OTHERWISE STATED IN THE AGREEMENT. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR A RELATED ENTITY TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE, ALTHOUGH SUCH TERMINATION MAY OR MAY NOT AFFECT THE VESTING OF THE UNITS. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY OR A RELATED ENTITY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

IN THE EVENT OF THE TERMINATION OF THE GRANTEE’S CONTINUOUS SERVICE FOR ANY REASON, THE COMPANY AND THE RELATED ENTITIES SHALL NOT BE LIABLE FOR THE LOSS OF EXISTING OR POTENTIAL PROFIT FROM THIS AWARD OR ANY OTHER AWARD GRANTED UNDER THE PLAN OR OTHERWISE. THE GRANTEE SHALL HAVE NO CLAIM TO BE GRANTED ANY AWARD UNDER THE

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PLAN EXCEPT AS EXPRESSLY SET FORTH IN THIS NOTICE AND THE AGREEMENT, AND THERE IS NO OBLIGATION ON THE PART OF THE COMPANY OR ANY RELATED ENTITY FOR UNIFORMITY OF TREATMENT OF THE GRANTEE WITH OTHER EMPLOYEES OF THE COMPANY AND ANY RELATED ENTITY OR OTHER GRANTEES UNDER THE PLAN.

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable U.S. federal securities laws or other Applicable Laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable U.S. federal securities laws or other Applicable Laws.

The Grantee understands that the Award is subject to the Grantee’s consent to access, and acknowledgement of having accessed, the Plan prospectus in connection with the Form S-8 registration statement for the Plan, any updates thereto, the Plan, the Agreement and this Notice (collectively, the “Plan Documents”) in electronic form through the Fidelity web page at the following address: netbenefits.fidelity.com or such other address as is provided by notification from time to time. By accepting the grant of the Award, the Grantee hereby: (i) consents to access electronic copies (instead of receiving paper copies) of the Plan Documents via the Fidelity web page or such other web page as is provided by notification from time to time, (ii) represents that the Grantee has access to the internet generally; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents and the Company’s most recent annual report to shareholders; and (iv) represents that the Grantee is familiar with the terms and provisions of the Plan Documents and accepts the Award subject to all of the terms and provisions of the Plan Documents.

The Grantee may receive, without charge, upon written or oral request, paper copies of any or all of the Plan Documents, documents incorporated by reference in the Form S-8 registration statement for the Plan, and the Company’s most recent annual report to shareholders by requesting them from Stock Administration at Novellus Systems, Incorporated, 4000 North First Street, San Jose, CA 95134, Attn. Stock Administration M/S HQ-2B. Telephone (408) 943-9700, email: stock.administration@novellus.com.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Agreement shall be resolved by the Administrator in accordance

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with Section 8 of the Agreement. The Grantee further agrees to the venue and jurisdiction selection in accordance with Section 9 of the Agreement. The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

* * *

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR GRANTEES OUTSIDE THE EUROPEAN UNION

1. Issuance of Units. Novellus Systems, Inc., a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Stock Units set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Novellus Systems, Inc. 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2. Transfer Restrictions. The Units may not be transferred in any manner other than by will or by the laws of descent and distribution.

3. Conversion of Units and Issuance of Shares.

(a) General. Subject to Sections 3(b) and 3(c), one share of Common Stock shall be issuable for each Unit subject to the Award (the “Shares”) upon vesting. Immediately thereafter, or as soon as administratively feasible, the Company will transfer the appropriate number of Shares to the Grantee after satisfaction of any required “Tax-Related Items” (as defined in Section 5(a) below) obligations. Any fractional Unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional Share. Notwithstanding the foregoing, the relevant number of Shares shall be issued no later than March 15th of the year following the calendar year in which the Award vests. Effective upon the consummation of a Corporate Transaction, the Award shall terminate unless it is Assumed in connection with the Corporate Transaction.

(b) Delay of Conversion. The conversion of the Units into the Shares under Section 3(a), above, shall be delayed in the event the Company reasonably anticipates that the issuance of the Shares would constitute a violation of U.S. federal securities laws or other Applicable Laws. If the conversion of the Units into the Shares is delayed by the provisions of this Section 3(b), the conversion of the Units into the Shares shall occur at the earliest date at which the Company reasonably anticipates issuing the Shares will not cause a violation of U.S. federal securities laws or other Applicable Laws. For purposes of this Section 3(b), the issuance of Shares that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Laws.

(c) Delay of Issuance of Shares. The Company shall delay the issuance of any Shares under this Section 3 to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “specified employees” of certain publicly-

traded companies); in such event, any Shares to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issuable on the first business day following the expiration of such six (6) month period.

4. Right to Shares. The Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee.

5. Taxes.

(a) Tax Liability. The Grantee is ultimately liable and responsible for any or all income tax, social insurance, employment tax, payroll tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) in connection with the Award and, regardless of any action the Company, the Grantee’s employer (the “Employer”) or any Related Entity takes with respect to the Tax-Related Items, the Grantee acknowledges that the ultimate liability for the Tax-Related Items may exceed the amount actually withheld by the Company, the Employer or any Related Entity. The Grantee further acknowledges that:

(i) neither the Company, the Employer nor any Related Entity makes any representation or undertaking regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting, assignment, release or cancellation of the Units, the settlement of the Units, the delivery of Shares upon settlement of the Units, the subsequent sale of any Shares acquired upon vesting and the receipt of any dividends or dividend equivalents; and

(ii) the Company, the Employer and/or any Related Entity do not commit and are under no obligation to structure the terms of or any aspect of the Award to reduce or eliminate the Grantee’s liability for the Tax-Related Items or achieve any particular tax result.

Further, if the Grantee has become subject to tax in more than one jurisdiction between the grant date and the date of any relevant taxable event, the Grantee acknowledges that the Company, the Employer (or former employer, as applicable) and/or any Related Entity may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Payment of Withholding Taxes. Prior to any relevant taxable or tax withholding event, as applicable, in connection with the Award (e.g., vesting) that the Company determines may result in any withholding obligation for the Tax-Related Items, the Grantee must adequately arrange for the satisfaction of all Tax-Related Items in a manner acceptable to the Company, the Employer and/or any Related Entity. In this regard, the Grantee authorizes the Company, the Employer and/or any Related Entity, or their respective agents, upon the exercise of its sole discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

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(i) By Share Withholding. The Grantee authorizes the Company, the Employer and/or any Related Entity, or their respective agents, upon the exercise of its sole discretion, to withhold from those Shares issuable to the Grantee the whole number of Shares sufficient to satisfy all Tax-Related Items. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy all Tax-Related Items. Accordingly, the Grantee agrees to pay to the Company, the Employer or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax-Related Items that is not satisfied by the withholding of Shares described above. Where necessary to avoid negative accounting treatment, the Company shall withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the vested Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

(ii) By Sale of Shares. Unless the Grantee determines to satisfy the Tax-Related Items by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company, the Employer or any Related Entity and any brokerage firm determined acceptable to the Company for such purpose to, upon the exercise of Company’s sole discretion, sell on the Grantee’s behalf a whole number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. Such Shares will be sold on the day such Tax-Related Items arise (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s liability for the Tax-Related Items, the Company, the Employer or any Related Entity agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company, the Employer, any Related Entity or any of their designees is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s liability for the Tax-Related Items. Accordingly, the Grantee agrees to pay to the Company, the Employer or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax-Related Items that is not satisfied by the sale of Shares described above.

(iii) By Check, Wire Transfer or Other Means. At any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax-Related Items arise (e.g., a vesting date), the Grantee may elect to satisfy the Grantee’s liability for the Tax-Related Items by delivering to the Company an amount that the Company determines is sufficient to satisfy the Tax-Related Items by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Administrator.

Anything in Section 5(b)(i) and (ii) to the contrary notwithstanding, in order to avoid a prohibited acceleration under Section 409A of the Code, the number of Shares that the Company, Employer or Related Entity shall be permitted to withhold or sell on behalf of the Grantee to satisfy any liability for Tax-Related Items that arises prior to the time that the Shares become

3

issuable pursuant to Section 3, above, with respect to any portion of the Units that is considered deferred compensation subject to Section 409A of the Code shall not exceed that number of Shares that equals the aggregate amount of the Tax-Related Items. Furthermore, the Company, the Employer or a Related Entity also may satisfy any Tax-Related Items by offsetting any amounts (including, but not limited to, wages, salary, bonus and severance payments, or other cash compensation) payable to the Grantee by the Company, the Employer and/or a Related Entity. Furthermore, in the event of any determination that the Company has failed to withhold or account for a sum sufficient to pay all Tax-Related Items due in connection with the Award by any of the means previously described, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company, the Employer or any Related Entity at that time. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

6. Nature of Grant. In accepting the Award, the Grantee acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;

(c) all decisions with respect to future grants of Restricted Stock Units, if any, will be at the sole discretion of the Company;

(d) the Grantee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Grantee’s employment or service relationship (if any) at any time;

(e) the Grantee is voluntarily participating in the Plan;

(f) the Units and the Shares subject to the Units are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer or any Related Entity, and which is outside the scope of the Grantee’s employment contract, if any;

(g) the Units and the Shares subject to the Units are not intended to replace any pension rights or compensation;

(h) the Units and the Shares subject to the Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Related Entity;

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(i) the Award and the Grantee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Related Entity;

(j) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(k) no claim or entitlement to compensation or damages shall arise from forfeiture of the Units resulting from termination of the Grantee’s Continuous Service by the Company, the Employer or any Related Entity (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the Award to which Grantee is otherwise not entitled, Grantee irrevocably agrees never to institute any claim against the Company, the Employer or any Related Entity, waive his or her ability, if any, to bring any such claim, and release the Company, the Employer and any Related Entity from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(l) in the event of termination of the Grantee’s Continuous Service (whether or not in breach of local labor laws), the Grantee’s right to vest in the Units under the Plan, if any, will terminate effective as of the date that the Grantee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law) except in the event of death, Disability or involuntary termination of Continuous Service other than for Cause or voluntary termination of Continuous Service for Good Reason within 12 months of a Corporate Transaction as set forth above; the Committee shall have the exclusive discretion to determine when the Grantee is no longer providing Continuous Service for purposes of his or her Award.

7. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

8. Entire Agreement; Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

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9. Construction. The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

10. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11. Venue and Jurisdiction. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought exclusively in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

13. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Employer, the Company and any Related Entity for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company or any Related Entity may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security/insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Related Entity, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Grantee understands that Data will be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the

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names and addresses of any potential recipients of the Data by contacting the Grantee’s stock administration representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party which may assist the Company (presently or in the future) with implementing, administering and managing the Plan, including any requisite transfer of Data to a broker, escrow agent or other third party with whom any Shares acquired under the Plan may be deposited. The Grantee understands that Data will be held pursuant to this Section 13 only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s stock administration representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Grantee’s stock administration representative.

14. Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. In addition, the Company makes no representation that the Award will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Units. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

15. Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17. Appendix. Notwithstanding any provisions in this Agreement, the Award shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or

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advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

APPENDIX

TO

RESTRICTED STOCK UNIT AWARD AGREEMENTS

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Award granted to the Grantee if the Grantee resides in one of the countries listed herein. This Appendix is part of the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement or the Plan.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of the Grantee’s participation in the Plan because the information may be out of date at the time the Grantee acquires Shares or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a country other than that in which he or she is currently working, is considered a citizen or resident of another country for local law purposes or transfers employment and/or residency between countries after the Units are granted, the information contained herein may not be applicable in the same manner to the Grantee. In addition, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to the Grantee under such circumstances.

CHINA

Terms and Conditions

Immediate Sale of Shares Restriction

Notwithstanding any provision of the Plan or the Agreement to the contrary, due to exchange control laws in China, all Shares acquired at vesting of the Units will be sold on the Grantee’s

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behalf pursuant to this authorization as soon as practicable on or after the vesting date. The Grantee will not be entitled to hold any Shares following settlement. Instead, the Grantee will receive the sale proceeds less any Tax-Related Items and broker’s fees or other costs of sale. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. Due to fluctuations in the Share price and/or the US dollar exchange rate between the vesting date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the market value of the Shares on the vesting date (which is the amount relevant to determining the Tax-Related Items). The Grantee understands and agrees that the Company is not responsible for the amount of any loss the Grantee may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.

Notifications

Exchange Control Information for the Grantees who are Residents of the People’s Republic of China

The Grantee understands and agrees that, due to exchange control laws in China, the Grantee will be required to immediately repatriate to China the cash proceeds from the sale of any Shares acquired at vesting of the Units and any dividends received in relation to the Shares. The Grantee further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company or any Related Entity, and the Grantee hereby consents and agrees that the proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares may be transferred to such special account prior to being delivered to the Grantee. However, regardless of whether the Company establishes a special account, the Grantee understands that he or she must repatriate any cash proceeds to China and may not have the funds in an off-shore account. The Grantee agrees to bear any currency fluctuation risk between the time the Shares are sold or dividends are received and the time the proceeds are distributed through any such special exchange account. The Grantee further agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China. This repatriation requirement will not apply to non-PRC nationals.

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GERMANY

Notifications

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly. If the Grantee uses a German bank to effect a cross-border payment in excess of €12,500 in connection with the sale of Shares or the receipt of dividends, the bank will make the report. In this case, the Grantee will not have to report the transaction. In addition, the Grantee must report any receivables or payables or debts in foreign currency exceeding an amount of approximately €5,000,000 on a monthly basis. Finally, the Grantee must report on an annual basis, shareholdings exceeding 10% of the total voting capital of the Company.

INDIA

Notifications

Exchange Control Information.

The Grantee understands that he or she must repatriate the cash proceeds from the sale of Shares to India and convert the proceeds into local currency within 90 days of receipt. The Grantee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The Grantee should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Employer or the Company requests proof of repatriation.

IRELAND

Notifications

Director Notification Requirement.

If the Grantee is a director, shadow director or secretary of an Irish Related Entity, pursuant to Section 53 of the Irish Company Act 1990, the Grantee must notify the Irish Related Entity in writing within five business days of receiving or disposing of an interest in the Company (e.g., Units, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement, or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor child whose interests will be attributed to the director, shadow director or secretary.

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ISRAEL

Terms and Conditions

Securities Law Notification.

The offer of this Award does not constitute a public offering under Securities Law, 1968.

Immediate Sale of Shares Restriction

Notwithstanding any provision of the Plan or the Agreement to the contrary, due to tax considerations in Israel, all Shares acquired at vesting of the Units will be sold on the Grantee’s behalf pursuant to this authorization as soon as practicable on or after the vesting date. The Grantee will not be entitled to hold any Shares following settlement. Instead, the Grantee will receive the sale proceeds less any Tax-Related Items and broker’s fees or other costs of sale. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. Due to fluctuations in the Share price and/or the US dollar exchange rate between the vesting date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the market value of the Shares on the vesting date (which is the amount relevant to determining the Tax-Related Items). The Grantee understands and agrees that the Company is not responsible for the amount of any loss the Grantee may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.

ITALY

Terms and Conditions

Data Privacy

This provision replaces Section 13 or 14 (as applicable) of the Agreement:

The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described herein and any other Award grant materials by and among, as applicable, the Grantee’s employer, the Company and any Related Entity for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company or any Related Entity may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security/insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Related Entity, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Grantee understands that the Employer, the Company and any Related Entity may hold certain personal information about the Grantee, including, without limitation, the Grantee’s

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name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Related Entity, details of all Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested, or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”) and in compliance with Applicable Laws and regulations.

The Grantee also understands that providing the Company with Data is necessary for the performance of the Plan and that the Grantee’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Grantee’s ability to participate in the Plan. The Controller of personal data processing is Novellus Systems, Inc., with registered offices at 4000 North First Street, San Jose, CA 95134, U.S.A., and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Novellus Systems Italy SrL with registered offices at Viale Bartolomeo Colleoni, 9, Centro Dirzionale Colleoni-Palazzo Sirio, 20041 Agrate Brianza (MI), Italy.

The Grantee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan. The Grantee understands that Data also may be transferred to an independent registered public accounting firm engaged by the Company. The Grantee understands further that the Company and/or any Related Entity will transfer Data among themselves as necessary for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, and that the Company and/or any Related Entity may each further transfer Data to third parties assisting the Company in implementation, administration and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Grantee may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer Data in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that these recipients may be located in or outside of the European Economic Area, such as in the United States or elsewhere and in locations that might not provide the same level of protection as intended under Italian data privacy laws. Should the Company exercise its discretion in suspending all necessary legal obligations connection with the management and administration of the Plan, it will delete Data as soon as it has completed all necessary legal obligations connected with the management and administration of the Plan.

The Grantee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by Applicable Laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to Applicable Laws and regulations, does not require the Grantee’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration and

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management of the Plan. The Grantee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has a right, without limitation, to access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Furthermore, the Grantee is aware that Data will not be used for direct marketing purposes. In addition, Data provided can be reviewed and questions or complaints may be addressed by contacting the Grantee’s stock administration representative.

Plan Document Acknowledgment

The Grantee acknowledges having read and specifically and expressly approves the following sections of the Agreement: Section 5 or 6, as applicable (“Taxes”); Section 6 or 7, as applicable (“Nature of Grant”), Section 7 or 8, as applicable (“No Advice Regarding Grant”); Section 8 or 9, as applicable (“Entire Agreement: Governing Law”); Section 10 or 11, as applicable (“Administration and Interpretation”); Section 11 or 12, as applicable (“Venue and Jurisdiction”); Section 15 or 16, as applicable (“Language”); Section 16 or 17, as applicable (“Electronic Delivery”) and the above Data Privacy section included in this Appendix.

Notifications

Exchange Control Information

The Grantee is required to report in his or her annual tax return: (a) any transfer of cash or Shares to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; and (b) any foreign investments or investments exceeding €10,000 held outside of Italy at the end of the calendar year if such investments (including the Shares issued at vesting of the Units, proceeds from the sale of Shares acquired under the Plan or the receipt of any dividends) may result in income taxable in Italy, which will include reporting the Shares issued at vesting of the Units if the fair market value of the Shares combined with other foreign assets exceed €10,000, and (c) the amount of the transfers to and from abroad that have had an impact during the calendar year on the Grantee’s foreign investments or investments held outside of Italy. Under certain circumstances, the Grantee may be exempt from the requirement under (a) above if the transfer or investment is made through an authorized broker resident in Italy.

JAPAN

There are no country-specific provisions.

KOREA

Notifications

Exchange Control Information.

Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares or the receipt of any dividends to repatriate the proceeds to Korea within eighteen (18) months of the sale/receipt.

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MALAYSIA

Notifications

Director Notification Requirement.

If the Grantee is a director of a Malaysian Related Entity, the Grantee is subject to certain notification requirements under the Malaysian Companies Act, 1965. Among these requirements is an obligation to notify the Malaysian Subsidiary or affiliate in writing when the Grantee receives or disposes of an interest (e.g., Units, Shares) in the Company or any Related Entity. These notifications must be made within fourteen days of acquiring or disposing of any interest in the Company or any Related Entity.

Insider Trading Notification.

The Grantee should be aware of the Malaysian insider trading rules, which may impact the acquisition or disposal of Shares or rights to Shares under the Plan. Under the Malaysian insider-trading rules, the Grantee is prohibited from selling shares when he or she is in possession of information which is not generally available and which the Grantee knows or should know will have a material effect on the price of Shares once such information is generally available.

NETHERLANDS

Notifications

Insider Trading Notification.

The Grantee should be aware of the Dutch insider trading rules which may impact the sale of Shares acquired under the Plan. In particular, the Grantee may be prohibited from effectuating certain share transactions if the Grantee has inside information regarding the Company.

In accepting the grant of the Units, entering into the Agreement and participating in the Plan, the Grantee acknowledges having read and understood this notification and acknowledges that it is his or her responsibility to comply with the following Dutch insider trading rules:

Under Article 5:56 of Dutch Financial Supervision Act, anyone who has “inside information” related to the Company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of specific information concerning the issuing company to which the securities relate or the trade in securities by such company, which has not been made public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price. The insider could be any employee of the Company or any Subsidiary who has inside information as described herein.

Given the broad scope of the definition of “inside information,” certain employees of the Company or any Subsidiary or affiliate (including a Grantee pursuant to the Plan) who are resident in the Netherlands may have inside information and, thus, would be prohibited from

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effectuating a transaction in securities in the Netherlands at a time when the employee has such inside information.

If it is uncertain whether the insider trading rules apply to the Grantee, the Company recommends that the Grantee should consult with his or her own legal advisor. Please note that the Company cannot be held liable if the Grantee violates the Dutch insider rules. The Grantee is responsible for ensuring compliance with these rules.

SINGAPORE

Notifications

Securities Law Information.

The grant of the Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Grantee should note that the Units are subject to section 257 of the SFA and the Grantee will not be able to make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the Units in Singapore, unless such sale or offer in is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation.

If the Grantee is a director, associate director or shadow director of a Singapore Subsidiary or affiliate of the Company, the Grantee is subject to certain notification requirements under the Singapore Companies Act, regardless of whether he or she is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Subsidiary or affiliate in writing of an interest (e.g., Units under the Plan, Shares) in the Company or any related companies within two days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., when the Units vest), or (iii) becoming a director.

SWITZERLAND

Notifications

Securities Law Information.

The grant of the Award is considered a private offering in Switzerland and is therefore not subject to securities registration in Switzerland.

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TAIWAN

Notifications

Securities Law Information.

This offer of Units and the Shares to be issued pursuant to the Plan is available only for employees of the Company and its Subsidiaries and affiliates. It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information.

The Grantee may acquire and remit foreign currency (including proceeds from the sale of Shares) into Taiwan up to US$5,000,000 per year without justification.

If the transaction amount is TWD$500,000 or more in a single transaction, the Grantee must submit a Foreign Exchange Transaction Form and also provide supporting documentation to the satisfaction of the remitting bank. If the transaction amount is US$500,000 or more, the Grantee must also provide additional supporting documentation to the satisfaction of the remitting bank.

VIETNAM

Terms and Conditions

Settlement of Units in Cash Only

Due to local regulatory requirements, Units granted to the Grantee in Vietnam shall not be paid out in Shares but shall be paid in cash only (less any applicable Tax-Related Items) and do not provide any right for the Grantee to receive Shares, notwithstanding any discretion contained in the Plan, or any provision in this Agreement to the contrary. Such amounts shall be paid out in the U.S. dollar equivalent to the Shares and shall be converted into local currency and paid to the Grantee as soon as practicable following the vesting event set forth in Section 3(a) above. For clarification sake, any fractional Units remaining after the Award is fully vested shall be discarded and shall not be paid out in cash.

UNITED STATES

There are no country-specific provisions.

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

FOR GRANTEES OUTSIDE THE EUROPEAN UNION

Grantee’s Name

You (the “Grantee”) have been granted an award of Restricted Stock Units (the “Award”), subject to the terms and conditions of this Notice of Restricted Stock Unit Award (the “Notice”), the Novellus Systems, Inc. 2011 Stock Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Unit Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise provided herein, the terms in this Notice shall have the same meaning as those defined in the Plan.

Date of Award

Total Number of Restricted Stock

Units Awarded (the “Units”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Units will “vest” in accordance with the following schedule (the “Vesting Schedule”):

These restricted stock units will vest 25% per year over a four (4) year period.

Notwithstanding the foregoing, in the event of the Grantee’s Retirement (as defined in this Notice), an additional portion of the total number of Units awarded equal to the number of Units that would have vested in each twelve-month period following such Retirement had the Grantee’s Continuous Service continued throughout such period(s) (such number to be determined in accordance with the vesting schedule set forth above and without taking into account any acceleration of vesting set forth herein) will accelerate and vest for every five (5) full years of the Grantee’s Eligible Service (also as defined herein) immediately prior to the effective date of such Retirement; provided, however, that in no event shall more than 100% of the Units become vested. For example, if the Grantee’s period of Eligible Service immediately prior to such Retirement were twelve (12) years, then the number of Units that otherwise would have vested in the twenty-four (24) months following such Retirement (without taking into account any acceleration of vesting) would vest immediately prior to the effective date of such Retirement, provided that no more than 100% of the Units could become vested. For purposes of this Notice, “Eligible Service” means the aggregate period of the Grantee’s provision of services (i) to the Company or a Related Entity as an Employee providing Continuous Service and (ii) to any entity acquired by the Company or a Related Entity as an employee, calculated from the “seniority date” recognized by the Company. For purposes of this Notice, “Retirement” means the Grantee’s termination of Continuous Service if, as of the effective date of such termination, the sum of the Grantee’s (i) age in years and (ii) years of Eligible Service is equal to or greater than seventy (70). In the event of the Grantee’s change in status from Employee to Consultant or Director, or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Units shall continue in accordance with the Vesting Schedule set forth above and terms of this Notice, the Agreement and the Plan, unless affirmatively determined otherwise by the Administrator; provided, however, that the determination of whether such change in status results in a termination of Continuous Service (resulting in forfeiture of unvested Units) will be determined in accordance with Applicable Laws, including Section 409A of the Code to the extent the Grantee is a U.S. taxpayer.

In the event a Corporate Transaction occurs and, on the date of or within twelve (12) months after the Corporate Transaction, the Grantee’s Continuous Service is involuntarily terminated by the Company, its successor or a Related Entity other than for Cause or voluntarily terminated by the Grantee for Good Reason, up to one hundred percent (100%) of the total number of Units subject to the Award will accelerate and vest immediately prior to such termination of Continuous Service.

For purposes of this Notice and the Agreement:

“Cause” means with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) conviction for, or guilty plea to, a felony.

“Good Reason” means the Grantee’s voluntary termination of Continuous Service within ninety (90) days following the end of the Cure Period (as defined below) as a result of a material diminution of the Grantee’s authority, duties, or responsibilities, relative to the Grantee’s authority, duties, or responsibilities in effect immediately prior to such reduction, without the Grantee’s written consent; provided, however, that the Grantee must provide written notice to the Company of the condition that could constitute a “Good Reason” event within ninety (90) days of the initial existence of such condition and such condition must not have been remedied by the Company or a Related Entity within thirty (30) days (the “Cure Period”) of such written notice.

In the event the Grantee’s Continuous Service terminates due to death or Disability, up to one hundred percent (100%) of the total number of Units subject to the Award will accelerate and vest immediately prior to such termination of Continuous Service; For example, if the Grantee was granted 1000 Units, and as of immediately prior to the Grantee’s termination, the Award was vested as to 250 Units and unvested as to 750 Units, the number of Units that would accelerate in connection with the Grantee’s termination due to death or Disability would be 750 Units.

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Notwithstanding any other provision of this Notice or the Agreement, if a termination of the Grantee’s Continuous Service would constitute both a termination due to Retirement and a termination due to death or Disability, then for purposes of accelerated vesting of the Units, the Grantee’s service shall be deemed to have terminated for the reason that provides the greatest acceleration of vesting.

During any authorized leave of absence, the vesting of the Units as provided in this Vesting Schedule shall be determined in accordance with the Company’s leave of absence policy, as it may be amended from time to time (to the extent permitted under Section 409A of the Code), and Applicable Law. The determination of whether a leave of absence results in a termination of Continuous Service (resulting in forfeiture of unvested Units) shall be determined in accordance with Applicable Law, including Section 409A of the Code to the extent the Grantee is a U.S. taxpayer.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Units, that such Units are no longer subject to forfeiture to the Company. If the Grantee would become vested in a fraction of a Unit, such Unit shall not vest until the Grantee becomes vested in the entire Unit.

Vesting shall cease upon the date the Grantee terminates Continuous Service for any reason (excluding death, Disability, Retirement or involuntary termination of Continuous Service other than for Cause or voluntary termination of Continuous Services for Good Reason within 12 months of a Corporate Transaction as set forth above), and any unvested Units held by the Grantee immediately following such termination of the Grantee’s Continuous Service shall be forfeited and deemed reconveyed to the Company. The Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by the Grantee. In the event the Grantee terminates Continuous Service due to death, Disability or involuntary termination of Continuous Service other than for Cause or voluntary termination of Continuous Services for Good Reason within 12 months of a Corporate Transaction as set forth above, all unvested Units, if any, remaining after taking into account the vesting acceleration set forth above shall be forfeited and deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by the Grantee. In the event the Grantee terminates Continuous Service due to Retirement (as defined in this Notice), the number of Units that would have vested in each twelve-month period following such Retirement had the Grantee’s Continuous Service continued throughout such period(s) (without taking into account any acceleration of vesting set forth herein) shall vest for every five (5) full years of the Grantee’s Eligible Service immediately prior to the effective date of such Retirement, and all remaining unvested Units, if any, shall be forfeited and deemed reconveyed to the Company and the Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by the Grantee.

Notwithstanding the foregoing, for purposes of this Notice and the Agreement, “termination of Continuous Service” means a “separation from service,” as defined in the regulations under Section 409A of the Code.

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By the Grantee’s electronic acceptance of this Award and by the acceptance of the Company’s representative below, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement.

Novellus Systems, Inc., a California corporation

By:	John Hertz
Title:	Vice President and Chief Financial Officer

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE UNITS SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE OR AS OTHERWISE SPECIFICALLY PROVIDED HEREIN (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER), EXCEPT AS OTHERWISE STATED IN THE AGREEMENT. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR A RELATED ENTITY TO TERMINATE THE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE, ALTHOUGH SUCH TERMINATION MAY OR MAY NOT AFFECT THE VESTING OF THE UNITS. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY OR A RELATED ENTITY TO THE CONTRARY, THE GRANTEE’S STATUS IS AT WILL.

IN THE EVENT OF THE TERMINATION OF THE GRANTEE’S CONTINUOUS SERVICE FOR ANY REASON, THE COMPANY AND THE RELATED ENTITIES SHALL NOT BE LIABLE FOR THE LOSS OF EXISTING OR POTENTIAL PROFIT FROM THIS AWARD OR ANY OTHER AWARD GRANTED UNDER THE PLAN OR OTHERWISE. THE GRANTEE SHALL HAVE NO CLAIM TO BE GRANTED ANY AWARD UNDER THE PLAN EXCEPT AS EXPRESSLY SET FORTH IN THIS NOTICE AND THE AGREEMENT, AND THERE IS NO OBLIGATION ON THE PART OF THE COMPANY OR ANY RELATED ENTITY FOR UNIFORMITY OF TREATMENT OF THE GRANTEE WITH OTHER EMPLOYEES OF THE COMPANY AND ANY RELATED ENTITY OR OTHER GRANTEES UNDER THE PLAN.

Grantee Acknowledges and Agrees:

The Grantee acknowledges receipt of a copy of the Plan and the Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the

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Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee further agrees and acknowledges that this Award is a non-elective arrangement pursuant to Section 409A of the Code.

The Grantee further acknowledges that, from time to time, the Company may be in a “blackout period” and/or subject to applicable U.S. federal securities laws or other Applicable Laws that could subject the Grantee to liability for engaging in any transaction involving the sale of the Company’s Shares. The Grantee further acknowledges and agrees that, prior to the sale of any Shares acquired under this Award, it is the Grantee’s responsibility to determine whether or not such sale of Shares will subject the Grantee to liability under insider trading rules or other applicable U.S. federal securities laws or other Applicable Laws.

The Grantee understands that the Award is subject to the Grantee’s consent to access, and acknowledgement of having accessed, the Plan prospectus in connection with the Form S-8 registration statement for the Plan, any updates thereto, the Plan, the Agreement and this Notice (collectively, the “Plan Documents”) in electronic form through the Fidelity web page at the following address: netbenefits.fidelity.com or such other address as is provided by notification from time to time. By accepting the grant of the Award, the Grantee hereby: (i) consents to access electronic copies (instead of receiving paper copies) of the Plan Documents via the Fidelity web page or such other web page as is provided by notification from time to time, (ii) represents that the Grantee has access to the internet generally; (iii) acknowledges receipt of electronic copies, or that the Grantee is already in possession of paper copies, of the Plan Documents and the Company’s most recent annual report to shareholders; and (iv) represents that the Grantee is familiar with the terms and provisions of the Plan Documents and accepts the Award subject to all of the terms and provisions of the Plan Documents.

The Grantee may receive, without charge, upon written or oral request, paper copies of any or all of the Plan Documents, documents incorporated by reference in the Form S-8 registration statement for the Plan, and the Company’s most recent annual report to shareholders by requesting them from Stock Administration at Novellus Systems, Incorporated, 4000 North First Street, San Jose, CA 95134, Attn. Stock Administration M/S HQ-2B. Telephone (408) 943-9700, email: stock.administration@novellus.com.

The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Agreement shall be resolved by the Administrator in accordance with Section 10 of the Agreement. The Grantee further agrees to the venue and jurisdiction selection in accordance with Section 11 of the Agreement. The Grantee further agrees to notify the Company upon any change in his or her residence address indicated in this Notice.

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR GRANTEES OUTSIDE THE EUROPEAN UNION

1. Issuance of Units. Novellus Systems, Inc., a California corporation (the “Company”), hereby issues to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Unit Award (the “Notice”) an award (the “Award”) of the Total Number of Restricted Stock Units set forth in the Notice (the “Units”), subject to the Notice, this Restricted Stock Unit Agreement (the “Agreement”) and the terms and provisions of the Novellus Systems, Inc. 2011 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Unless otherwise provided herein, the terms in this Agreement shall have the same meaning as those defined in the Plan.

2. Transfer Restrictions. The Units may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Agreement shall be binding upon executors, administrators, heirs, successors and transferors of the Grantee.

3. Conversion of Units and Issuance of Shares.

(a) General. Subject to Sections 3(b) and 3(c) below, one share of Common Stock shall be issuable for each Unit subject to the Award (the “Shares”) upon vesting. Anything in the foregoing to the contrary notwithstanding, to the extent permitted under Section 409A of the Code, the Company, upon the exercise of its sole discretion, may cause unvested Units to vest prior to the applicable vesting dates, and for Shares to become issuable thereunder, in order to satisfy any Tax-Related Items (as defined in Section 5(a), below) that may arise prior to the date the Shares become issuable pursuant to the first sentence of this Section 3(a). Immediately thereafter, or as soon as administratively feasible, the Company will transfer the appropriate number of Shares to the Grantee after satisfaction of any required “Tax-Related Items” (as defined in Section 5(a) below) obligations. Any fractional Unit remaining after the Award is fully vested shall be discarded and shall not be converted into a fractional Share. Effective upon the consummation of a Corporate Transaction, the Award shall terminate unless it is Assumed in connection with the Corporate Transaction.

(b) Delay of Conversion. The conversion of the Units into the Shares under Section 3(a) above, shall be delayed in the event the Company reasonably anticipates that the issuance of the Shares would constitute a violation of U.S. federal securities laws or other Applicable Law. If the conversion of the Units into the Shares is delayed by the provisions of this Section 3(b), the conversion of the Units into the Shares shall occur at the earliest date at which the Company reasonably anticipates issuing the Shares will not cause a violation of U.S. federal securities laws or other Applicable Law. For purposes of this Section 3(b), the issuance of Shares that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code is not considered a violation of Applicable Law.

(c) Delay of Issuance of Shares. The Company shall delay the issuance of any Shares under this Section 3 to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain “specified employees” of certain publicly-traded companies); in such event, any Shares to which the Grantee would otherwise be entitled during the six (6) month period following the date of the Grantee’s termination of Continuous Service will be issuable on the first business day following the expiration of such six (6) month period.

4. Right to Shares. The Grantee shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Common Stock) issuable under the Award until the Award is settled by the issuance of such Shares to the Grantee.

5. Taxes.

(a) Tax Liability. The Grantee is ultimately liable and responsible for any or all income tax, social insurance, employment tax, payroll tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) in connection with the Award and, regardless of any action the Company, the Grantee’s employer (the “Employer”) or any Related Entity takes with respect to the Tax-Related Items, the Grantee acknowledges that the ultimate liability for the Tax-Related Items may exceed the amount actually withheld by the Company, the Employer or any Related Entity. The Grantee further acknowledges that:

(i) neither the Company, the Employer nor any Related Entity makes any representation or undertaking regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting, assignment, release or cancellation of the Units, the settlement of the Units, the delivery of Shares upon settlement of the Units, the subsequent sale of any Shares acquired upon vesting and the receipt of any dividends or dividend equivalents; and

(ii) the Company, the Employer and/or any Related Entity do not commit and are under no obligation to structure the terms of or any aspect of the Award to reduce or eliminate the Grantee’s liability for the Tax-Related Items or achieve any particular tax result.

Further, if the Grantee has become subject to tax in more than one jurisdiction between the grant date and the date of any relevant taxable event, the Grantee acknowledges that the Company, the Employer (or former employer, as applicable) and/or any Related Entity may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Payment of Withholding Taxes. Prior to any relevant taxable or tax withholding event, as applicable, in connection with the Award (e.g., vesting) that the Company determines may result in any withholding obligation for the Tax-Related Items, the Grantee must adequately arrange for the satisfaction of all Tax-Related Items in a manner acceptable to the Company, the Employer and/or any Related Entity. In this regard, the Grantee authorizes the Company, the Employer and/or any Related Entity, or their respective agents, upon the exercise

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of its sole discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) By Share Withholding. The Grantee authorizes the Company, the Employer and/or any Related Entity, or their respective agents, upon the exercise of its sole discretion, to withhold from those Shares issuable to the Grantee the whole number of Shares sufficient to satisfy all Tax-Related Items. The Grantee acknowledges that the withheld Shares may not be sufficient to satisfy all Tax-Related Items. Accordingly, the Grantee agrees to pay to the Company, the Employer or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax-Related Items that is not satisfied by the withholding of Shares described above. Where necessary to avoid negative accounting treatment, the Company shall withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the vested Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

(ii) By Sale of Shares. Unless the Grantee determines to satisfy the Tax-Related Items by some other means in accordance with clause (iii) below, the Grantee’s acceptance of this Award constitutes the Grantee’s instruction and authorization to the Company, the Employer or any Related Entity and any brokerage firm determined acceptable to the Company for such purpose to, upon the exercise of Company’s sole discretion, sell on the Grantee’s behalf a whole number of Shares from those Shares issuable to the Grantee as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the Tax-Related Items. Such Shares will be sold on the day such Tax-Related Items arise (e.g., a vesting date) or as soon thereafter as practicable. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Grantee’s liability for the Tax-Related Items, the Company, the Employer or any Related Entity agrees to pay such excess in cash to the Grantee. The Grantee acknowledges that the Company, the Employer, any Related Entity or any of their designees is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Grantee’s liability for the Tax-Related Items. Accordingly, the Grantee agrees to pay to the Company, the Employer or any Related Entity as soon as practicable, including through additional payroll withholding, any amount of the Tax-Related Items that is not satisfied by the sale of Shares described above.

(iii) By Check, Wire Transfer or Other Means. At any time not less than five (5) business days (or such fewer number of business days as determined by the Administrator) before any Tax-Related Items arise (e.g., a vesting date), the Grantee may elect to satisfy the Grantee’s liability for the Tax-Related Items by delivering to the Company an amount that the Company determines is sufficient to satisfy the Tax-Related Items by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Administrator.

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Anything in Section 5(b)(i) and (ii) to the contrary notwithstanding, in order to avoid a prohibited acceleration under Section 409A of the Code, the number of Shares that the Company, Employer or Related Entity shall be permitted to withhold or sell on behalf of the Grantee to satisfy any liability for Tax-Related Items that arises prior to the time that the Shares become issuable pursuant to Section 3, above, with respect to any portion of the Units that is considered deferred compensation subject to Section 409A of the Code shall not exceed that number of Shares that equals the aggregate amount of the Tax-Related Items. Furthermore, the Company, the Employer or a Related Entity also may satisfy any Tax-Related Items by offsetting any amounts (including, but not limited to, wages, salary, bonus and severance payments, or other cash compensation) payable to the Grantee by the Company, the Employer and/or a Related Entity. Furthermore, in the event of any determination that the Company has failed to withhold or account for a sum sufficient to pay all Tax-Related Items due in connection with the Award by any of the means previously described, the Grantee agrees to pay the Company the amount of such deficiency in cash within five (5) days after receiving a written demand from the Company to do so, whether or not the Grantee is an employee of the Company, the Employer or any Related Entity at that time. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

6. Nature of Grant. In accepting the Award, the Grantee acknowledges that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b) the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past;

(c) all decisions with respect to future grants of Restricted Stock Units, if any, will be at the sole discretion of the Company;

(d) the Grantee’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate the Grantee’s employment or service relationship (if any) at any time;

(e) the Grantee is voluntarily participating in the Plan;

(f) the Units and the Shares subject to the Units are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer or any Related Entity, and which is outside the scope of the Grantee’s employment contract, if any;

(g) the Units and the Shares subject to the Units are not intended to replace any pension rights or compensation;

(h) the Units and the Shares subject to the Units are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses,

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long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Related Entity;

(i) the Award and the Grantee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company or any Related Entity;

(j) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(k) no claim or entitlement to compensation or damages shall arise from forfeiture of the Units resulting from termination of the Grantee’s Continuous Service by the Company, the Employer or any Related Entity (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the Award to which Grantee is otherwise not entitled, Grantee irrevocably agrees never to institute any claim against the Company, the Employer or any Related Entity, waive his or her ability, if any, to bring any such claim, and release the Company, the Employer and any Related Entity from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(l) in the event of termination of the Grantee’s Continuous Service (whether or not in breach of local labor laws), the Grantee’s right to vest in the Units under the Plan, if any, will terminate effective as of the date that the Grantee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when the Grantee is no longer providing Continuous Service for purposes of his or her Award.

7. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

8. Entire Agreement; Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined to be

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illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

9. Construction. The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

10. Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11. Venue and Jurisdiction. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought exclusively in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

13. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Employer, the Company and any Related Entity for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company or any Related Entity may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security/insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Related Entity, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Grantee understands that Data will be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these

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recipients may be located in the United States, or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that the Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the Grantee’s stock administration representative. The Grantee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party which may assist the Company (presently or in the future) with implementing, administering and managing the Plan, including any requisite transfer of Data to a broker, escrow agent or other third party with whom any Shares acquired under the Plan may be deposited. The Grantee understands that Data will be held pursuant to this Section 13 only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that the Grantee may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Grantee’s stock administration representative. The Grantee understands that refusal or withdrawal of consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that the Grantee may contact the Grantee’s stock administration representative.

14. Amendment and Delay to Meet the Requirements of Section 409A. The Grantee acknowledges that the Company, in the exercise of its sole discretion and without the consent of the Grantee, may amend or modify this Agreement in any manner and delay the issuance of any Shares issuable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code as amplified by any Treasury regulations or guidance from the Internal Revenue Service as the Company deems appropriate or advisable. In addition, the Company makes no representation that the Award will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Award or to mitigate its effects on any deferrals or payments made in respect of the Units. The Grantee is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

15. Language. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17. Appendix. Notwithstanding any provisions in this Agreement, the Award shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the

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Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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NOVELLUS SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

APPENDIX

TO

RESTRICTED STOCK UNIT AWARD AGREEMENTS

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Award granted to the Grantee if the Grantee resides in one of the countries listed herein. This Appendix is part of the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement or the Plan.

Notifications

This Appendix also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of the Grantee’s participation in the Plan because the information may be out of date at the time the Grantee acquires Shares or sells Shares acquired under the Plan.

In addition, the information is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a country other than that in which he or she is currently working, is considered a citizen or resident of another country for local law purposes or transfers employment and/or residency between countries after the Units are granted, the information contained herein may not be applicable in the same manner to the Grantee. In addition, the Company shall, in its sole discretion, determine to what extent the additional terms and conditions included herein will apply to the Grantee under such circumstances.

CHINA

Terms and Conditions

Immediate Sale of Shares Restriction

Notwithstanding any provision of the Plan or the Agreement to the contrary, due to exchange control laws in China, all Shares acquired at vesting of the Units will be sold on the Grantee’s

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behalf pursuant to this authorization as soon as practicable on or after the vesting date. The Grantee will not be entitled to hold any Shares following settlement. Instead, the Grantee will receive the sale proceeds less any Tax-Related Items and broker’s fees or other costs of sale. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. Due to fluctuations in the Share price and/or the US dollar exchange rate between the vesting date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the market value of the Shares on the vesting date (which is the amount relevant to determining the Tax-Related Items). The Grantee understands and agrees that the Company is not responsible for the amount of any loss the Grantee may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.

Notifications

Exchange Control Information for the Grantees who are Residents of the People’s Republic of China

The Grantee understands and agrees that, due to exchange control laws in China, the Grantee will be required to immediately repatriate to China the cash proceeds from the sale of any Shares acquired at vesting of the Units and any dividends received in relation to the Shares. The Grantee further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company or any Related Entity, and the Grantee hereby consents and agrees that the proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares may be transferred to such special account prior to being delivered to the Grantee. However, regardless of whether the Company establishes a special account, the Grantee understands that he or she must repatriate any cash proceeds to China and may not have the funds in an off-shore account. The Grantee agrees to bear any currency fluctuation risk between the time the Shares are sold or dividends are received and the time the proceeds are distributed through any such special exchange account. The Grantee further agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China. This repatriation requirement will not apply to non-PRC nationals.

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GERMANY

Notifications

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly. If the Grantee uses a German bank to effect a cross-border payment in excess of €12,500 in connection with the sale of Shares or the receipt of dividends, the bank will make the report. In this case, the Grantee will not have to report the transaction. In addition, the Grantee must report any receivables or payables or debts in foreign currency exceeding an amount of approximately €5,000,000 on a monthly basis. Finally, the Grantee must report on an annual basis, shareholdings exceeding 10% of the total voting capital of the Company.

INDIA

Notifications

Exchange Control Information.

The Grantee understands that he or she must repatriate the cash proceeds from the sale of Shares to India and convert the proceeds into local currency within 90 days of receipt. The Grantee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited. The Grantee should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India, the Employer or the Company requests proof of repatriation.

IRELAND

Notifications

Director Notification Requirement.

If the Grantee is a director, shadow director or secretary of an Irish Related Entity, pursuant to Section 53 of the Irish Company Act 1990, the Grantee must notify the Irish Related Entity in writing within five business days of receiving or disposing of an interest in the Company (e.g., Units, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement, or within five business days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor child whose interests will be attributed to the director, shadow director or secretary.

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ISRAEL

Terms and Conditions

Securities Law Notification.

The offer of this Award does not constitute a public offering under Securities Law, 1968.

Immediate Sale of Shares Restriction

Notwithstanding any provision of the Plan or the Agreement to the contrary, due to tax considerations in Israel, all Shares acquired at vesting of the Units will be sold on the Grantee’s behalf pursuant to this authorization as soon as practicable on or after the vesting date. The Grantee will not be entitled to hold any Shares following settlement. Instead, the Grantee will receive the sale proceeds less any Tax-Related Items and broker’s fees or other costs of sale. The Grantee will be responsible for all broker’s fees and other costs of sale, and the Grantee agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. Due to fluctuations in the Share price and/or the US dollar exchange rate between the vesting date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the market value of the Shares on the vesting date (which is the amount relevant to determining the Tax-Related Items). The Grantee understands and agrees that the Company is not responsible for the amount of any loss the Grantee may incur and that the Company assumes no liability for any fluctuations in the Share price and/or US dollar exchange rate.

ITALY

Terms and Conditions

Data Privacy

This provision replaces Section 13 or 14 (as applicable) of the Agreement:

The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described herein and any other Award grant materials by and among, as applicable, the Grantee’s employer, the Company and any Related Entity for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company or any Related Entity may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social security/insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Related Entity, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

The Grantee understands that the Employer, the Company and any Related Entity may hold certain personal information about the Grantee, including, without limitation, the Grantee’s

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name, home address and telephone number, date of birth, social insurance or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Related Entity, details of all Units or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested, or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, managing and administering the Plan (“Data”) and in compliance with Applicable Laws and regulations.

The Grantee also understands that providing the Company with Data is necessary for the performance of the Plan and that the Grantee’s refusal to provide such Data would make it impossible for the Company to perform its contractual obligations and may affect the Grantee’s ability to participate in the Plan. The Controller of personal data processing is Novellus Systems, Inc., with registered offices at 4000 North First Street, San Jose, CA 95134, U.S.A., and, pursuant to Legislative Decree no. 196/2003, its representative in Italy is Novellus Systems Italy SrL with registered offices at Viale Bartolomeo Colleoni, 9, Centro Dirzionale Colleoni-Palazzo Sirio, 20041 Agrate Brianza (MI), Italy.

The Grantee understands that Data will not be publicized, but it may be transferred to banks, other financial institutions, or brokers involved in the management and administration of the Plan. The Grantee understands that Data also may be transferred to an independent registered public accounting firm engaged by the Company. The Grantee understands further that the Company and/or any Related Entity will transfer Data among themselves as necessary for the purposes of implementing, administering and managing the Grantee’s participation in the Plan, and that the Company and/or any Related Entity may each further transfer Data to third parties assisting the Company in implementation, administration and management of the Plan, including any requisite transfer of Data to a broker or other third party with whom the Grantee may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer Data in electronic or other form, for the purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that these recipients may be located in or outside of the European Economic Area, such as in the United States or elsewhere and in locations that might not provide the same level of protection as intended under Italian data privacy laws. Should the Company exercise its discretion in suspending all necessary legal obligations connection with the management and administration of the Plan, it will delete Data as soon as it has completed all necessary legal obligations connected with the management and administration of the Plan.

The Grantee understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by Applicable Laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Data abroad, including outside of the European Economic Area, as herein specified and pursuant to Applicable Laws and regulations, does not require the Grantee’s consent thereto, as the processing is necessary to performance of contractual obligations related to implementation, administration and

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management of the Plan. The Grantee understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, he or she has a right, without limitation, to access, delete, update, correct, or terminate, for legitimate reason, the Data processing. Furthermore, the Grantee is aware that Data will not be used for direct marketing purposes. In addition, Data provided can be reviewed and questions or complaints may be addressed by contacting the Grantee’s stock administration representative.

Plan Document Acknowledgment

The Grantee acknowledges having read and specifically and expressly approves the following sections of the Agreement: Section 5 or 6, as applicable (“Taxes”); Section 6 or 7, as applicable (“Nature of Grant”), Section 7 or 8, as applicable (“No Advice Regarding Grant); Section 8 or 9, as applicable (“Entire Agreement: Governing Law”); Section 10 or 11, as applicable (“Administration and Interpretation”); Section 11 or 12, as applicable (“Venue and Jurisdiction”); Section 15 or 16, as applicable (“Language”); Section 16 or 17, as applicable (“Electronic Delivery”) and the above Data Privacy section included in this Appendix.

Notifications

Exchange Control Information

The Grantee is required to report in his or her annual tax return: (a) any transfer of cash or Shares to or from Italy exceeding €10,000 or the equivalent amount in U.S. dollars; and (b) any foreign investments or investments exceeding €10,000 held outside of Italy at the end of the calendar year if such investments (including the Shares issued at vesting of the Units, proceeds from the sale of Shares acquired under the Plan or the receipt of any dividends) may result in income taxable in Italy, which will include reporting the Shares issued at vesting of the Units if the fair market value of the Shares combined with other foreign assets exceed €10,000, and (c) the amount of the transfers to and from abroad that have had an impact during the calendar year on the Grantee’s foreign investments or investments held outside of Italy. Under certain circumstances, the Grantee may be exempt from the requirement under (a) above if the transfer or investment is made through an authorized broker resident in Italy.

JAPAN

There are no country-specific provisions.

KOREA

Notifications

Exchange Control Information.

Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares or the receipt of any dividends to repatriate the proceeds to Korea within eighteen (18) months of the sale/receipt.

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MALAYSIA

Notifications

Director Notification Requirement.

If the Grantee is a director of a Malaysian Related Entity, the Grantee is subject to certain notification requirements under the Malaysian Companies Act, 1965. Among these requirements is an obligation to notify the Malaysian Subsidiary or affiliate in writing when the Grantee receives or disposes of an interest (e.g., Units, Shares) in the Company or any Related Entity. These notifications must be made within fourteen days of acquiring or disposing of any interest in the Company or any Related Entity.

Insider Trading Notification.

The Grantee should be aware of the Malaysian insider trading rules, which may impact the acquisition or disposal of Shares or rights to Shares under the Plan. Under the Malaysian insider-trading rules, the Grantee is prohibited from selling shares when he or she is in possession of information which is not generally available and which the Grantee knows or should know will have a material effect on the price of Shares once such information is generally available.

NETHERLANDS

Notifications

Insider Trading Notification.

The Grantee should be aware of the Dutch insider trading rules which may impact the sale of Shares acquired under the Plan. In particular, the Grantee may be prohibited from effectuating certain share transactions if the Grantee has inside information regarding the Company.

In accepting the grant of the Units, entering into the Agreement and participating in the Plan, the Grantee acknowledges having read and understood this notification and acknowledges that it is his or her responsibility to comply with the following Dutch insider trading rules:

Under Article 5:56 of Dutch Financial Supervision Act, anyone who has “inside information” related to the Company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of specific information concerning the issuing company to which the securities relate or the trade in securities by such company, which has not been made public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price. The insider could be any employee of the Company or any Subsidiary who has inside information as described herein.

Given the broad scope of the definition of “inside information,” certain employees of the Company or any Subsidiary or affiliate (including a Grantee pursuant to the Plan) who are resident in the Netherlands may have inside information and, thus, would be prohibited from

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effectuating a transaction in securities in the Netherlands at a time when the employee has such inside information.

If it is uncertain whether the insider trading rules apply to the Grantee, the Company recommends that the Grantee should consult with his or her own legal advisor. Please note that the Company cannot be held liable if the Grantee violates the Dutch insider rules. The Grantee is responsible for ensuring compliance with these rules.

SINGAPORE

Notifications

Securities Law Information.

The grant of the Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Grantee should note that the Units are subject to section 257 of the SFA and the Grantee will not be able to make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the Units in Singapore, unless such sale or offer in is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation.

If the Grantee is a director, associate director or shadow director of a Singapore Subsidiary or affiliate of the Company, the Grantee is subject to certain notification requirements under the Singapore Companies Act, regardless of whether he or she is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Subsidiary or affiliate in writing of an interest (e.g., Units under the Plan, Shares) in the Company or any related companies within two days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., when the Units vest), or (iii) becoming a director.

SWITZERLAND

Notifications

Securities Law Information.

The grant of the Award is considered a private offering in Switzerland and is therefore not subject to securities registration in Switzerland.

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TAIWAN

Notifications

Securities Law Information.

This offer of Units and the Shares to be issued pursuant to the Plan is available only for employees of the Company and its Subsidiaries and affiliates. It is not a public offer of securities by a Taiwanese company; therefore, it is exempt from registration in Taiwan.

Exchange Control Information.

The Grantee may acquire and remit foreign currency (including proceeds from the sale of Shares) into Taiwan up to US$5,000,000 per year without justification.

If the transaction amount is TWD$500,000 or more in a single transaction, the Grantee must submit a Foreign Exchange Transaction Form and also provide supporting documentation to the satisfaction of the remitting bank. If the transaction amount is US$500,000 or more, the Grantee must also provide additional supporting documentation to the satisfaction of the remitting bank.

VIETNAM

Terms and Conditions

Settlement of Units in Cash Only

Due to local regulatory requirements, Units granted to the Grantee in Vietnam shall not be paid out in Shares but shall be paid in cash only (less any applicable Tax-Related Items) and do not provide any right for the Grantee to receive Shares, notwithstanding any discretion contained in the Plan, or any provision in this Agreement to the contrary. Such amounts shall be paid out in the U.S. dollar equivalent to the Shares and shall be converted into local currency and paid to the Grantee as soon as practicable following the vesting event set forth in Section 3(a) above. For clarification sake, any fractional Units remaining after the Award is fully vested shall be discarded and shall not be paid out in cash.

UNITED STATES

There are no country-specific provisions.

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